UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30,2019


Date of reporting period:  December 1, 2018 through November 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Floating
                                Rate Trust

--------------------------------------------------------------------------------
                                Annual Report | November 30, 2019
--------------------------------------------------------------------------------

                                Ticker Symbol: PHD

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         40

Financial Highlights                                                         44

Notes to Financial Statements                                                46

Report of Independent Registered Public Accounting Firm                      61

Additional Information                                                       63

Approval of Investment Management Agreement                                  64

Trustees, Officers and Service Providers                                     69

                        Pioneer Floating Rate Trust | Annual Report | 11/30/19 1

President's Letter

Dear Shareholders,

As we enter 2020 and welcome a new decade, history has taught us the importance of taking a long-term horizon when investing, which has typically proven to be a prudent approach to generating solid returns over time. Since 1928, our investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management -- that is, making active investment decisions -- can help mitigate the potential risks during periods of market volatility. In today's global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve interest-rate policy, oil price shocks, and political and geopolitical factors.

At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short and long term goals.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
November 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/19 3

Portfolio Management Discussion | 11/30/19

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Trust during the 12-month period ended November 30, 2019. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2019?

A Pioneer Floating Rate Trust returned 5.38% at net asset value (NAV) and 8.59% at market price during the 12-month period ended November 30, 2019, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 4.21% at NAV. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same 12-month period, the average return at NAV of the 31 closed end funds in Morningstar's Bank Loan Closed End Funds category (which may or may not be leveraged), was 2.75%, and the average return at market price of the 31 closed end funds in the same Morningstar category was 7.06%.

      The shares of the Trust were selling at a 10.99% discount to NAV on November 30, 2019. Comparatively, the shares of the Trust were selling at a 13.62% discount to NAV on November 30, 2018.

      The Trust's standardized, 30-day SEC yield was 5.25% on November 30,
      2019*.

Q How would you describe the environment for investing in bank loans during the 12-month period ended November 30, 2019?

A In late 2018, the loan market felt the effects of massive outflows from retail mutual fund investors, which suppressed loan valuations and helped drive a -2.54% return for the asset class in December, the first month of the 12-month reporting period. The outflows from bank-loan funds were largely due to comments made by U.S. Federal Reserve System (Fed) Chair Powell, who indicated that future interest-rate increases were likely to be curtailed. The Fed had raised rates four times during 2018, but Powell's comments suggesting a pause on rate hikes diminished the attractiveness of bank loans to investors, as the floating interest rates on loans are a more desirable feature in a rising-rate environment. The fund outflows were secondarily fueled by

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/19 heightened media coverage speculating about the end of the credit cycle for loans. Furthermore, the effects of the fund outflows were exacerbated by low year-end 2018 liquidity, given a pause in collateralized loan obligation (CLO) formation after a record calendar year in terms of volume.

      Despite those problems, patient loan investors were rewarded as the bulk of the losses incurred in late 2018 were recouped in a credit-market rally early in 2019. Risk-oriented assets rebounded sharply in January of 2019, mainly due to the Fed's softening tone on monetary policy, which included putting rate increases on pause and announcing an early end to its balance-sheet reduction program. Moreover, weak economic data out of the euro zone and China led to renewed monetary policy accommodation from the European Central Bank and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment about the credit markets, and for bank loans. While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone before wavering in May on President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods.

      As the 12-month period progressed, loan prices eventually softened as the Fed shifted from a pause on rate increases to actual rate reductions against a backdrop of slowing economic growth and low inflation. The Fed lowered short-term interest rates by a quarter point on July 31, September 19, and October 30, bringing the benchmark federal funds target rate down to a range of 1.50% to 1.75% before the end of the 12-month period.

Q What factors had the biggest effects on the Trust's performance relative to the benchmark during the 12-month period ended November 30, 2019?

A During a 12-month period that saw the Trust generate positive benchmark-relative performance, the portfolio's allocations across industries within its core loan positions had a modest effect on benchmark-relative results, on a net basis. With regard to sectors, the Trust's largest allocation was in health care, representing a slight overweight versus the S&P/LSTA Index. The overweight to health care was the leading positive contributor to the Trust's benchmark-relative returns during the 12-month period, while a modest overweight to media issues was also beneficial.

      Other positive contributors to the Trust's benchmark-relative results during the 12-month period included an out-of-benchmark allocation to high-yield corporate bonds, which had a modest, positive impact on performance. Exposure to collateralized mortgage obligations (CMOs) also had a slightly positive effect on the Trust's relative performance.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/19 5

      An underweight to technology had a modest negative effect on the Trust's benchmark-relative results during the 12-month period, while the portfolio's oil and gas holdings were among the leading detractors from absolute returns, given the weakness in oil prices seen for most of the period. Also detracting from the Trust's relative returns were allocations to brokered-insurance and insurance-linked securities (ILS), as the Trust's ILS investments were exposed to both the costly California wildfires and the destructive Typhoon Jebi, which made landfall in Japan.

      At the individual security level, positive contributions to the Trust's benchmark-relative performance over the 12-month period were led by a position in the loans of PetSmart, which announced an initial public offering of its online retailer "Chewy," which is expected to improve the pet supply retailer's working capital. Other positions that contributed positively to the Trust's benchmark-relative results during the 12-month period included loans of gaming machine manufacturer Scientific Games International, and Chobani, a yogurt company that has begun to realize the benefits from its operational initiatives and new product launches. Within the Trust's corporate bonds allocation, positive performance contributions were led by the portfolio's exposure to Hard Rock Cafe.

      On the negative side, the Trust's position in loans for Constellis lagged and detracted from benchmark-relative performance during the 12-month period, as results for the security services firm have softened due to lower levels of government spending on overseas contingency operations. Another position that detracted from the Trust's benchmark-relative returns during the 12-month period was Encino, as the loans for the energy exploration-and-production (E&P) company declined on gas price volatility and overcapacity issues in the regions in which Encino operates. In a similar vein, oil-price volatility and potential drilling moratoriums in the State of California had a negative effect on the loans for E&P company California Resources, another holding in the Trust's portfolio that detracted from benchmark-relative results.

Q How did the level of leverage in the Trust change over the 12-month period ended November 30, 2019?

A     The Trust employs leverage through a credit agreement.

      As of November 30, 2019, 32.3% of the Trust's total managed assets were financed by leverage compared with 32.5% of the Trust's total managed assets financed by leverage at the start of the period on November 30, 2018. During the period, the Trust reduced the absolute amount of funds borrowed by a total of $4 million to $139 million as of November 30, 2019. The percentage of the Trust's managed assets financed by leverage decreased during the period due to the reduction of the amount of funds borrowed by the Trust.

6 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Q Did the Trust have any investments in derivative securities during the 12-month period ended November 30, 2019? If so, did the derivatives have any material effect on results?

A We invested the Trust's portfolio in high-yield bond, index-based credit-default-swap contracts during the 12-month period as a way to offset cash holdings while we waited to deploy cash into other investments. The derivatives had a slightly positive effect on the Trust's performance.

Q Did the Trust's distributions** to shareholders change during the 12-month period ended November 30, 2019?

A Yes, the Trust's distributions to shareholders increased over the full 12-month period, given that interest rates were rising for a time before moving down again. Nevertheless, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves may be depleted over time.

Q     What is your investment outlook?

A The default rate on loans for the 12-month period ended November 30, 2019, was 1.48% by loan volume, below the historical average of slightly more than 3%. The loan default rate by number of issuers was 1.63%, also below the long-term average. The default rate on loans held in the Trust's portfolio has remained well below that of the market, based on suspension of interest payments.

      In general, we view loan fundamentals as positive and expect defaults to remain manageable. The primary risks to our outlook include an unexpected decline in corporate earnings resulting from some combination of higher tariffs, rising wage growth, and slowing global economic growth.

      That said, the loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and so we have refrained from having the portfolio participate in a number of the more levered deals. We tend to avoid those types of deals, as they typically have been associated with greater future default risk as well as lower recovery rates. We are emphasizing holding loans of borrowers with strong cash flows, which could potentially help ensure that those borrowers can pay their obligations should interest rates rise meaningfully in the future, or if there is a downturn in economic conditions.

      The quality of the Trust's portfolio has remained fairly consistent, with a slight increase in holdings of B-rated loans that was largely driven by the composition of the new-issue market over the 12-month period. In terms of

**    Distributions are not guaranteed.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/19 7 industries, we marginally increased the Trust's exposures to consumer cyclical and health care during the 12-month period, while marginally decreasing exposures to communications, finance, and insurance.

      We have also maintained the portfolio's out-of-benchmark allocations to high-yield corporates, index-based credit-default-swap contracts, and ILS. A significant move higher in interest rates appears to have become less of a near-term risk to the high-yield asset class, and we view maintaining a modest position in ILS as helping to improve the Trust's long-term risk/reward profile, based on the higher potential yields offered by ILS and the potential diversification*** effects they provide.

      The recent rate cuts by the Fed have put downward pressure on the London Interbank Offered reference rate (LIBOR) as well as the Trust's income generation. However, prior to the Fed's policy reversal in 2019, bank loans had demonstrated their value in the rising-rate environment we experienced during 2018, substantially outperforming both high-yield and investment-grade corporate bonds.

      With the current U.S. economic recovery in its 10th year, we view a lower federal funds rate as likely to support loan-market sentiment by helping to extend the credit cycle. A longer-term pause in Fed rate cuts coupled with a manageable default environment would likely mean that the coupon element of return will drive performance for the loan asset class, though we do believe there is potential for capital appreciation if the U.S. economic growth outlook improves on any resolution to trade disputes or better global growth prospects.

Please refer to the Schedule of Investments on pages 13-39 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can

***   Diversification does not assure a profit nor protect against loss.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/19 increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with the Trust's use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of the Trust's investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust may invest in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/19 9

Portfolio Summary | 11/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                84.0%
Corporate Bonds                                                             6.5%
U.S. Government and Agency Obligations                                      5.3%
Collateralized Mortgage Obligations                                         1.5%
Insurance-Linked Securities                                                 1.4%
Investment Companies                                                        1.1%
Asset Backed Securities                                                     0.1%
Common Stocks                                                               0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 12/17/19                                                                   4.56%
---------------------------------------------------------------------------------------------------------
 2. Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 10.958%
    (1 Month USD LIBOR + 925 bps), 11/25/39 (144A)                                                  0.96
---------------------------------------------------------------------------------------------------------
 3. Sprint Communications, Inc., Initial Term Loan, 4.25% (LIBOR + 250 bps), 2/2/24                 0.79
---------------------------------------------------------------------------------------------------------
 4. Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan, 5.202%
    (LIBOR + 350 bps), 10/10/23                                                                     0.79
---------------------------------------------------------------------------------------------------------
 5. Prime Security Services Borrower LLC (aka Protection 1 Security Solutions),
    First Lien 2019 Refinancing Term B-1 Loan, 5.035% (LIBOR + 325 bps), 9/23/26                    0.74
---------------------------------------------------------------------------------------------------------
 6. U.S. Treasury Bills, 12/24/19                                                                   0.68
---------------------------------------------------------------------------------------------------------
 7. American Airlines, Inc., 2018 Replacement Term Loan, 3.45%
    (LIBOR + 175 bps), 6/27/25                                                                      0.65
---------------------------------------------------------------------------------------------------------
 8. Scientific Games International, Inc., Initial Term B-5 Loan, 4.452%
    (LIBOR + 275 bps), 8/14/24                                                                      0.64
---------------------------------------------------------------------------------------------------------
 9. Garda World Security Corpo., Initial Term Loan, 6.66% (LIBOR + 475 bps), 10/30/26               0.62
---------------------------------------------------------------------------------------------------------
10. GHX Ultimate Parent Corp., First Lien Initial Term Loan, 5.354%
    (LIBOR + 325 bps), 6/28/24                                                                      0.59
---------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Prices and Distributions | 11/30/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   11/30/19                11/30/18
--------------------------------------------------------------------------------
Market Value                        $10.53                  $10.40
--------------------------------------------------------------------------------
Premium/(Discount)                  (10.99)%                (13.62)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   11/30/19                11/30/18
--------------------------------------------------------------------------------
Net Asset Value                     $11.83                  $12.04
--------------------------------------------------------------------------------

Distributions per Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment      Short-Term        Long-Term
                             Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
12/1/18-11/30/19            $0.7350             $ --              $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   11/30/19                11/30/18
--------------------------------------------------------------------------------
30-day SEC Yield                    5.25%                   6.18%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 11

Performance Update | 11/30/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of November 30, 2019)
-----------------------------------------------
            Net
            Asset                S&P/LSTA
            Value     Market     Leveraged
Period      (NAV)     Price      Loan Index
-----------------------------------------------
10 Years    7.41%     6.04%      5.15%
5 Years     4.88      4.98       3.85
1 Year      5.38      8.59       4.21
-----------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Floating      S&P/LSTA Leveraged
           Rate Trust            Loan Index
11/09      $10,000               $10,000
11/10      $11,810               $11,198
11/11      $12,584               $11,451
11/12      $14,379               $12,522
11/13      $15,372               $13,227
11/14      $16,102               $13,672
11/15      $16,417               $13,550
11/16      $17,780               $14,600
11/17      $18,767               $15,317
11/18      $19,394               $15,849
11/19      $20,437               $16,517

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Schedule of Investments | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          UNAFFILIATED ISSUERS -- 153.2%
                          SENIOR SECURED FLOATING RATE LOAN
                          INTERESTS -- 125.6% of Net Assets*(a)
                          Aerospace & Defense -- 6.1%
      621,600             Air Canada, 2019 Replacement Term Loan, 3.483%
                          (LIBOR + 175 bps), 10/6/23                                             $     625,469
    2,037,000             American Airlines, Inc., 2017 Class B Term Loan, 3.702%
                          (LIBOR + 200 bps), 4/28/23                                                 2,039,779
    1,229,839             American Airlines, Inc., 2017 Class B Term Loan, 3.765%
                          (LIBOR + 200 bps), 12/14/23                                                1,231,516
    2,852,369             American Airlines, Inc., 2018 Replacement Term Loan,
                          3.45% (LIBOR + 175 bps), 6/27/25                                           2,830,800
      650,350             Dynasty Acquisition Co., Inc., Initial Term B-1 Loan, 6.104%
                          (LIBOR + 400 bps), 4/6/26                                                    653,737
      349,650             Dynasty Acquisition Co., Inc., Initial Term B-2 Loan, 6.104%
                          (LIBOR + 400 bps), 4/6/26                                                    351,471
    2,500,000             Jazz Acquisition, Inc., First Lien Initial Term Loan, 6.35%
                          (LIBOR + 425 bps), 6/19/26                                                 2,412,500
    1,939,089             MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                          Technology Solutions Holdings, Inc.), Initial
                          Term Loan, 3.952% (LIBOR + 225 bps), 5/17/24                               1,767,803
    1,496,250             MRO Holdings, Inc., Initial Term Loan, 7.104% (LIBOR +
                          500 bps), 6/4/26                                                           1,481,287
    1,964,974             Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                          Initial Term Loan, 6.96% (LIBOR +
                          525 bps), 4/29/24                                                          1,960,062
      234,609             United AirLines, Inc., Refinanced Term Loan, 3.452%
                          (LIBOR + 175 bps), 4/1/24                                                    235,780
    1,000,000(b)          WestJet Airlines, Ltd., Term Loan B, 8/7/26                                1,006,786
    1,539,737             WP CPP Holdings LLC, First Lien Initial Term Loan, 5.679%
                          (LIBOR + 375 bps), 4/30/25                                                 1,528,189
                                                                                                 -------------
                          Total Aerospace & Defense                                              $  18,125,179
--------------------------------------------------------------------------------------------------------------
                          Automobile -- 5.4%
    1,240,569             American Axle & Manufacturing, Inc., Tranche B Term Loan,
                          4.006% (LIBOR + 225 bps), 4/6/24                                       $   1,221,444
    1,592,519             Commercial Vehicle Group, Inc., Initial Term Loan, 7.702%
                          (LIBOR + 600 bps), 4/12/23                                                 1,596,500
    1,530,004             Cooper-Standard Automotive, Inc., Additional Term B-1
                          Loan, 3.702% (LIBOR + 200 bps), 11/2/23                                    1,420,356
      999,174             CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                          4.534% (LIBOR + 275 bps), 11/8/23                                            899,257
    2,000,000             Drive Chassis Holdco LLC, Second Lien Term B Loan,
                          10.588% (LIBOR + 825 bps), 4/10/26                                         1,820,000
      691,667             Goodyear Tire & Rubber Co., Second Lien Term Loan,
                          3.97% (LIBOR + 200 bps), 3/3/25                                              688,208

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 13

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Automobile -- (continued)
      272,968             KAR Auction Services, Inc., Tranche B-6 Term Loan, 4.0%
                          (LIBOR + 225 bps), 9/19/26                                             $     274,845
    1,884,607             Navistar, Inc., Tranche B Term Loan, 5.27% (LIBOR +
                          350 bps), 11/6/24                                                          1,878,128
      880,341             Superior Industries International, Inc., Replacement Term
                          Loan, 5.702% (LIBOR + 400 bps), 5/22/24                                      828,621
    1,799,204             Thor Industries, Inc., Initial USD Term Loan, 5.563%
                          (LIBOR + 375 bps), 2/1/26                                                  1,791,311
    1,012,827             TI Group Automotive Systems LLC, Initial US Term Loan,
                          4.202% (LIBOR + 250 bps), 6/30/22                                          1,009,345
    2,170,324             Trico Group LLC, First Lien Tranche B-2 Term Loan, 9.104%
                          (LIBOR + 700 bps), 2/2/24                                                  2,126,917
      466,667             Visteon Corp., New Term Loan, 3.481% (LIBOR +
                          175 bps), 3/25/24                                                            467,250
                                                                                                 -------------
                          Total Automobile                                                       $  16,022,182
--------------------------------------------------------------------------------------------------------------
                          Banking -- 0.7%
    1,500,000             Azalea TopCo, Inc., First Lien Initial Term Loan, 5.202%
                          (LIBOR + 350 bps), 7/24/26                                             $   1,495,312
      551,504             EWT Holdings III Corp. (fka WTG Holdings III Corp.),
                          Refinancing 2017-2 First Lien Term Loan, 4.702%
                          (LIBOR + 300 bps), 12/20/24                                                  553,917
                                                                                                 -------------
                          Total Banking                                                          $   2,049,229
--------------------------------------------------------------------------------------------------------------
                          Beverage, Food & Tobacco -- 2.6%
    1,406,049             Albertson's LLC, 2019 Term B-8 Loan, 4.452% (LIBOR +
                          275 bps), 8/17/26                                                      $   1,417,097
      600,000             B&G Foods, Inc., Tranche B-4 Term Loan, 4.202%
                          (LIBOR + 250 bps), 10/10/26                                                  603,125
    3,504,880             Chobani LLC (Chobani Idaho LLC), First Lien New Term
                          Loan, 5.202% (LIBOR + 350 bps), 10/10/23                                   3,467,641
    2,002,092             JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                          4.202% (LIBOR + 250 bps), 5/1/26                                           2,012,519
                                                                                                 -------------
                          Total Beverage, Food & Tobacco                                         $   7,500,382
--------------------------------------------------------------------------------------------------------------
                          Broadcasting & Entertainment -- 2.8%
    1,923,821             Charter Communications Operating LLC (aka CCO
                          Safari LLC) Term B-2 Loan, 3.45% (LIBOR +
                          175 bps), 2/1/27                                                       $   1,935,245
    1,500,000(b)          Creative Artists Agency LLC Closing Date Term
                          Loan, 11/27/26                                                             1,500,000
      728,809             Gray Television, Inc., Term B-2 Loan, 4.031% (LIBOR +
                          225 bps), 2/7/24                                                             730,722
      506,589             Gray Television, Inc., Term C Loan, 4.281% (LIBOR +
                          250 bps), 1/2/26                                                             509,167

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Broadcasting & Entertainment -- (continued)
    2,031,421             Sinclair Television Group, Inc., Tranche B Term Loan,
                          3.96% (LIBOR + 225 bps), 1/3/24                                        $   2,035,852
    1,500,000             Sinclair Television Group, Inc., Tranche B-2b Term Loan,
                          4.27% (LIBOR + 250 bps), 9/30/26                                           1,508,419
                                                                                                 -------------
                          Total Broadcasting & Entertainment                                     $   8,219,405
--------------------------------------------------------------------------------------------------------------
                          Building Materials -- 1.2%
      832,930             Circor International, Inc., Initial Term Loan, 5.258%
                          (LIBOR + 350 bps), 12/11/24                                            $     831,368
      995,564             Summit Materials LLC, New Term Loan, 3.702% (LIBOR +
                          200 bps), 11/21/24                                                           999,920
    1,466,250             WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                          Loan, 6.099% (LIBOR + 400 bps), 5/1/24                                     1,466,250
                                                                                                 -------------
                          Total Building Materials                                               $   3,297,538
--------------------------------------------------------------------------------------------------------------
                          Buildings & Real Estate -- 3.6%
    2,240,602             Beacon Roofing Supply, Inc., Initial Term Loan, 3.952%
                          (LIBOR + 225 bps), 1/2/25                                              $   2,227,617
      246,990             Builders FirstSource, Inc., Refinancing Term Loan,
                          4.702% (LIBOR + 300 bps), 2/29/24                                            247,966
    1,188,000             DTZ US Borrower LLC (aka Cushman & Wakefield),
                          Closing Date Term Loan, 4.952% (LIBOR +
                          325 bps), 8/21/25                                                          1,193,748
      774,955             Penn Engineering & Manufacturing Corp., Tranche B
                          Term Loan, 4.452% (LIBOR + 275 bps), 6/27/24                                 773,987
      691,250             Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,
                          3.452% (LIBOR + 175 bps), 5/19/25                                            690,559
    1,473,156             Uniti Group, Inc., Shortfall Term Loan, 6.702% (LIBOR +
                          500 bps), 10/24/22                                                         1,426,752
    1,977,273             VICI Properties 1 LLC, Term B Loan, 3.716% (LIBOR +
                          200 bps), 12/20/24                                                         1,986,953
    1,888,684             WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                          First Lien Initial Term Loan, 6.702% (LIBOR +
                          500 bps), 9/29/23                                                          1,798,184
                                                                                                 -------------
                          Total Buildings & Real Estate                                          $  10,345,766
--------------------------------------------------------------------------------------------------------------
                          Chemicals -- 0.6%
      997,500             Momentive Performance Materials, Inc., First Lien Initial
                          Dollar Term Loan, 4.96% (LIBOR + 325 bps), 5/15/24                     $     986,589
    1,000,000             Tank Holding Corp., First Lien Initial Term Loan, 6.465%
                          (LIBOR + 400 bps), 3/26/26                                                 1,004,375
                                                                                                 -------------
                          Total Chemicals                                                        $   1,990,964
--------------------------------------------------------------------------------------------------------------
                          Chemicals, Plastics & Rubber -- 6.4%
    1,219,189             Axalta Coating Systems Dutch Holding B BV (Axalta
                          Coating Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                          3.854% (LIBOR + 175 bps), 6/1/24                                       $   1,221,366

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 15

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Chemicals, Plastics & Rubber -- (continued)
      943,270             Berry Global, Inc. (fka Berry Plastics Corporation) Term W
                          Loan, 3.758% (LIBOR + 200 bps), 10/1/22                                $     947,397
    1,582,405             Chemours Co., Tranche B-2 USD Term Loan, 3.46%
                          (LIBOR + 175 bps), 4/3/25                                                  1,500,318
    1,967,462             Core & Main LP, Initial Term Loan, 4.671% (LIBOR +
                          275 bps), 8/1/24                                                           1,947,787
      409,139(b)          Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                          Loan, 3.702% (LIBOR + 200 bps), 1/31/26                                      410,674
    1,995,000             Hexion, Inc., USD Term Loan, 5.6% (LIBOR +
                          350 bps), 7/1/26                                                           2,002,431
      500,000             LTI Holdings, Inc., Second Lien Initial Term Loan, 8.549%
                          (LIBOR + 675 bps), 9/6/26                                                    361,250
    1,365,143             Omnova Solutions, Inc., Term B-2 Loan, 4.952% (LIBOR +
                          325 bps), 8/25/23                                                          1,364,296
      551,612             Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                          4.104% (LIBOR + 200 bps), 7/25/24                                            552,991
    1,043,091             PQ Corp., Third Amendment Tranche B-1 Term Loan,
                          4.427% (LIBOR + 250 bps), 2/8/25                                           1,046,611
    1,989,561             Reynolds Group Holdings, Inc., Incremental US Term Loan,
                          4.452% (LIBOR + 275 bps), 2/5/23                                           1,995,986
    1,361,963             Tata Chemicals North America, Term Loan, 4.875%
                          (LIBOR + 275 bps), 8/7/20                                                  1,361,963
    1,704,316             Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                          4.609% (LIBOR + 275 bps), 9/23/24                                          1,701,475
    1,323,594             Twist Beauty International Holdings SA, Facility B2,
                          4.835% (LIBOR + 300 bps), 4/22/24                                          1,272,305
    1,132,557             Univar USA Inc., Term B-3 Loan, 3.952% (LIBOR +
                          225 bps), 7/1/24                                                           1,136,501
                                                                                                 -------------
                          Total Chemicals, Plastics & Rubber                                     $  18,823,351
--------------------------------------------------------------------------------------------------------------
                          Computers & Electronics -- 4.4%
    1,284,000             Applied Systems, Inc., First Lien Closing Date Term
                          Loan, 5.354% (LIBOR + 325 bps), 9/19/24                                $   1,280,331
      750,000             Applied Systems, Inc., Second Lien Initial Term Loan,
                          9.104% (LIBOR + 700 bps), 9/19/25                                            763,750
    1,231,250             Chloe OX Parent LLC, Initial Term Loan, 6.604% (LIBOR +
                          450 bps), 12/23/24                                                         1,229,711
    2,000,000(b)          Edgewell Personal Care Co., Term B Loan, 9/18/26                           2,007,500
      979,592             Energizer Holdings, Inc., Term B Loan, 4.063% (LIBOR +
                          225 bps), 12/17/25                                                           983,870
    1,773,608             Energy Acquisition LP (aka Electrical Components
                          International), First Lien Initial Term Loan,
                          6.354% (LIBOR + 425 bps), 6/26/25                                          1,547,473
      497,475             Iron Mountain Information Management LLC, Incremental
                          Term B Loan, 3.452% (LIBOR + 175 bps), 1/2/26                                492,914

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Computers & Electronics -- (continued)
      718,615             Microchip Technology, Inc., Initial Term Loan, 3.71%
                          (LIBOR + 200 bps), 5/29/25                                             $     720,591
    1,000,000             NCR Corp., Initial Term Loan, 4.21% (LIBOR +
                          250 bps), 8/28/26                                                          1,007,494
      893,237             ON Semiconductor Corp., 2019 New Replacement
                          Term B-4 Loan, 3.702% (LIBOR + 200 bps), 9/19/26                             898,445
    2,033,036             Ultra Clean Holdings, Inc., Term Loan B, 6.202% (LIBOR +
                          450 bps), 8/27/25                                                          2,033,036
                                                                                                 -------------
                          Total Computers & Electronics                                          $  12,965,115
--------------------------------------------------------------------------------------------------------------
                          Construction & Building -- 0.4%
    1,265,326             Quikrete Holdings, Inc., First Lien Initial Term Loan,
                          4.452% (LIBOR + 275 bps), 11/15/23                                     $   1,266,380
                                                                                                 -------------
                          Total Construction & Building                                          $   1,266,380
--------------------------------------------------------------------------------------------------------------
                          Consumer Nondurables -- 0.5%
    1,500,000             Sunshine Luxembourg VII S.a.r.l, Term Loan, 6.349%
                          (LIBOR + 425 bps), 10/1/26                                             $   1,507,312
                                                                                                 -------------
                          Total Consumer Nondurables                                             $   1,507,312
--------------------------------------------------------------------------------------------------------------
                          Consumer Services -- 1.1%
    3,276,675             Prime Security Services Borrower LLC (aka Protection 1
                          Security Solutions), First Lien 2019 Refinancing Term B-1
                          Loan, 5.035% (LIBOR + 325 bps), 9/23/26                                $   3,244,318
                                                                                                 -------------
                          Total Consumer Services                                                $   3,244,318
--------------------------------------------------------------------------------------------------------------
                          Containers, Packaging & Glass -- 0.9%
    1,301,717             Plastipak Holdings, Inc., Tranche B Term Loan, 4.2%
                          (LIBOR + 250 bps), 10/14/24                                            $   1,290,598
    1,500,000             Pregis TopCo LLC, First Lien Initial Term Loan, 5.702%
                          (LIBOR + 400 bps), 7/31/26                                                 1,471,875
                                                                                                 -------------
                          Total Containers, Packaging & Glass                                    $   2,762,473
--------------------------------------------------------------------------------------------------------------
                          Diversified & Conglomerate Manufacturing -- 2.6%
      270,311             Delos Finance S.a r.l., New Term Loan, 3.854% (LIBOR +
                          175 bps), 10/6/23                                                      $     271,628
      873,090             ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                          Term B-1 Loan, 4.952% (LIBOR + 325 bps), 7/27/23                             877,728
    2,698,568             Garda World Security Corpo., Initial Term Loan, 6.66%
                          (LIBOR + 475 bps), 10/30/26                                                2,696,296
    2,308,606             Pelican Products, Inc., First Lien Term Loan, 5.265%
                          (LIBOR + 350 bps), 5/1/25                                                  2,118,145
    1,714,134             STG-Fairway Acquisitions, Inc. (aka First Advantage), First
                          Lien Term Loan, 6.952% (LIBOR + 525 bps), 6/30/22                          1,716,277
                                                                                                 -------------
                          Total Diversified & Conglomerate Manufacturing                         $   7,680,074
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Diversified & Conglomerate Service -- 11.5%
    1,975,784             Albany Molecular Research, Inc., First Lien Initial Term
                          Loan, 4.952% (LIBOR + 325 bps), 8/30/24                                $   1,956,643
    1,000,000             Albany Molecular Research, Inc., Second Lien Initial Term
                          Loan, 8.702% (LIBOR + 700 bps), 8/30/25                                      997,188
    1,647,190             Alion Science and Technology Corp., First Lien Term Loan,
                          6.202% (LIBOR + 450 bps), 8/19/21                                          1,650,794
    2,515,000             Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC),
                          Initial Term Loan, 6.507% (LIBOR +
                          425 bps), 7/10/26                                                          2,510,807
      119,416             ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-3
                          Loan, 3.452% (LIBOR + 175 bps), 4/2/25                                       119,939
    1,000,000             AVSC Holding Corp. (aka PSAV, Inc.) 2019 First Lien
                          Incremental Term Loan, 6.486% (LIBOR +
                          450 bps), 10/15/26                                                           983,113
      344,536             AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
                          Loan, 5.139% (LIBOR + 325 bps), 3/3/25                                       335,483
    1,711,106             Bright Horizons Family Solutions LLC (fka Bright Horizons
                          Family Solutions, Inc.), Term B Loan, 3.452%
                          (LIBOR + 175 bps), 11/7/23                                                 1,716,443
    2,148,766             CB Poly Investments LLC, First Lien Closing Date Term
                          Loan, 6.286% (LIBOR + 450 bps), 8/16/23                                    2,138,022
    1,218,620             Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                          Closing Date Term Loan, 4.202% (LIBOR +
                          250 bps), 3/1/24                                                           1,220,035
    1,010,046             DG Investment Intermediate Holdings 2, Inc. (aka
                          Convergint Technologies Holdings LLC), First Lien Initial
                          Term Loan, 4.702% (LIBOR + 300 bps), 2/3/25                                  996,999
    1,195,094             DTI Holdco, Inc., Replacement B-1 Term Loan, 6.677%
                          (LIBOR + 475 bps), 9/29/23                                                 1,105,462
    1,150,000             DynCorp International, Inc., Term Loan, 7.765% (LIBOR +
                          600 bps), 8/18/25                                                          1,128,438
      997,500             Emerald 2, Ltd., First Lien Initial Term B-1 Loan, 5.854%
                          (LIBOR + 375 bps), 7/10/26                                                 1,001,615
      790,957             Filtration Group Corp., Initial Dollar Term Loan, 4.702%
                          (LIBOR + 300 bps), 3/29/25                                                   794,170
      641,430             Gates Global LLC, Initial B-2 Dollar Term Loan, 4.452%
                          (LIBOR + 275 bps), 4/1/24                                                    640,628
    2,589,754             GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                          5.354% (LIBOR + 325 bps), 6/28/24                                          2,567,093
      493,750             Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 3.854%
                          (LIBOR + 175 bps), 6/11/25                                                   495,499
    1,582,187             Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
                          Pharmaceutical Product Development LLC), 2018
                          Term Loan, 4.202% (LIBOR + 250 bps), 8/18/22                               1,585,978
      989,950             Mitchell International, Inc., First Lien Initial Term Loan,
                          4.952% (LIBOR + 325 bps), 11/29/24                                           952,827

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Diversified & Conglomerate Service -- (continued)
          201             National Mentor Holdings, Inc. (aka Civitas Solutions,
                          Inc.), First Lien Initial Term C Loan, 5.96%
                          (LIBOR + 425 bps), 3/9/26                                              $         202
      432,548             National Mentor Holdings, Inc. (aka Civitas Solutions,
                          Inc.), First Lien Initial Term Loan, 5.96% (LIBOR
                          + 425 bps), 3/9/26                                                           433,900
    2,163,856             NVA Holdings, Inc., First Lien Term B-3 Loan, 6.5%
                          (PRIME + 175 bps), 2/2/25                                                  2,163,856
      316,596             Outfront Media Capital LLC (Outfront Media Capital
                          Corporation) Extended Term Loan, 3.513% (LIBOR +
                          175 bps), 11/18/26                                                           317,783
    1,044,991             Sound Inpatient Physicians, Inc., First Lien Initial Term
                          Loan, 4.452% (LIBOR + 275 bps), 6/27/25                                    1,044,991
      487,500             Team Health Holdings, Inc., Initial Term Loan, 4.452%
                          (LIBOR + 275 bps), 2/6/24                                                    347,344
    1,320,237             Tempo Acquisition LLC, Initial Term Loan, 4.702% (LIBOR +
                          300 bps), 5/1/24                                                           1,321,723
    1,337,784             West Corp., Incremental Term B-1 Loan, 5.427% (LIBOR +
                          350 bps), 10/10/24                                                         1,058,856
    1,413,562             West Corp., Initial Term B Loan, 5.927% (LIBOR +
                          400 bps), 10/10/24                                                         1,156,764
      725,728             WEX, Inc., Term B-3 Loan, 3.952% (LIBOR +
                          225 bps), 5/15/26                                                            729,244
                                                                                                 -------------
                          Total Diversified & Conglomerate Service                               $  33,471,839
--------------------------------------------------------------------------------------------------------------
                          Electric & Electrical -- 1.1%
    1,079,300             Dell International LLC (EMC Corp.), Refinancing Term B-1
                          Loan, 3.71% (LIBOR + 200 bps), 9/19/25                                 $   1,086,517
    2,080,250             Rackspace Hosting, Inc., First Lien Term B Loan, 4.902%
                          (LIBOR + 300 bps), 11/3/23                                                 1,958,360
                                                                                                 -------------
                          Total Electric & Electrical                                            $   3,044,877
--------------------------------------------------------------------------------------------------------------
                          Electronics -- 3.4%
      262,265             Avast Software BV, 2018 Refinancing Dollar Term Loan,
                          4.354% (LIBOR + 225 bps), 9/29/23                                      $     264,396
    1,094,500             Mirion Technologies (Finance) LLC (Mirion Technologies,
                          Inc.), Initial Dollar Term Loan, 6.104% (LIBOR +
                          400 bps), 3/6/26                                                           1,099,972
    2,293,500             Natel Engineering Co., Inc., Initial Term Loan, 6.781%
                          (LIBOR + 500 bps), 4/30/26                                                 2,213,227
    1,282,424             nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                          Term B-2 Loan, 6.202% (LIBOR + 450 bps), 10/20/22                          1,057,999
    2,791,307             Scientific Games International, Inc., Initial Term B-5 Loan,
                          4.452% (LIBOR + 275 bps), 8/14/24                                          2,784,328
    1,301,602             Verint Systems, Inc., Refinancing Term Loan, 3.843%
                          (LIBOR + 200 bps), 6/28/24                                                 1,310,550

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Electronics -- (continued)
    1,240,616             Western Digital Corp., US Term B-4 Loan, 3.452%
                          (LIBOR + 175 bps), 4/29/23                                             $   1,241,391
                                                                                                 -------------
                          Total Electronics                                                      $   9,971,863
--------------------------------------------------------------------------------------------------------------
                          Entertainment & Leisure -- 1.2%
      828,750             Cedar Fair LP, US Term B Loan, 3.452% (LIBOR +
                          175 bps), 4/13/24                                                      $     831,987
    1,740,716(b)          Motion Acquisition, Ltd., Term Loan B (USD), 10/16/26                      1,756,628
    1,117,636             Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                          Loan, 3.702% (LIBOR + 200 bps), 2/22/24                                    1,122,726
                                                                                                 -------------
                          Total Entertainment & Leisure                                          $   3,711,341
--------------------------------------------------------------------------------------------------------------
                          Environmental Services -- 1.0%
      831,797             Advanced Disposal Services, Inc. (fka ADS Waste Holdings,
                          Inc.), Additional Term Loan, 3.848% (LIBOR +
                          225 bps), 11/10/23                                                     $     834,512
    2,038,043             GFL Environmental, Inc., Effective Date Incremental Term
                          Loan, 4.702% (LIBOR + 300 bps), 5/30/25                                    2,019,191
      835,000             Terra Bidco B.C. Ltd., Term Loan, 11/25/26                                   836,044
                                                                                                 -------------
                          Total Environmental Services                                           $   3,689,747
--------------------------------------------------------------------------------------------------------------
                          Farming & Agriculture -- 0.4%
    1,166,995             Dole Food Co., Inc., Tranche B Term Loan, 4.461%
                          (LIBOR + 275 bps), 4/6/24                                              $   1,156,492
                                                                                                 -------------
                          Total Farming & Agriculture                                            $   1,156,492
--------------------------------------------------------------------------------------------------------------
                          Financial Services -- 1.4%
    1,449,799             Baring Private Equity Asia VI Holding (2), Ltd., First Lien
                          Initial Dollar Term Loan, 4.702% (LIBOR +
                          300 bps), 10/26/22                                                     $   1,415,366
      888,750             Blackhawk Network Holdings, Inc., First Lien Term Loan,
                          4.702% (LIBOR + 300 bps), 6/15/25                                            887,639
      962,522             Everi Payments, Inc., Term B loan, 4.702% (LIBOR +
                          300 bps), 5/9/24                                                             964,563
      870,165             Trans Union LLC, 2019 Replacement Term B-5 Loan,
                          3.452% (LIBOR + 175 bps), 11/16/26                                           872,232
                                                                                                 -------------
                          Total Financial Services                                               $   4,139,800
--------------------------------------------------------------------------------------------------------------
                          Forest Products -- 0.4%
    1,324,433             ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                          5.389% (LIBOR + 350 bps/PRIME +
                          250 bps), 11/20/23                                                     $   1,277,526
                                                                                                 -------------
                          Total Forest Products                                                  $   1,277,526
--------------------------------------------------------------------------------------------------------------
                          Gaming and Hotels -- 0.2%
      452,596             PCI Gaming Authority, Term B Facility Loan, 4.702%
                          (LIBOR + 300 bps), 5/29/26                                             $     455,661
                                                                                                 -------------
                          Total Gaming and Hotels                                                $     455,661
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Grocery -- 0.2%
      794,616             Diplomat Pharmacy, Inc., Initial Term B Loan, 6.409%
                          (LIBOR + 450 bps), 12/20/24                                            $     713,168
                                                                                                 -------------
                          Total Grocery                                                          $     713,168
--------------------------------------------------------------------------------------------------------------
                          Healthcare -- 1.1%
    1,750,000             Option Care Health, Inc., Term B Loan, 6.202% (LIBOR +
                          450 bps), 8/6/26                                                       $   1,723,204
    1,396,500             Phoenix Guarantor, Inc. (aka Brightspring), First Lien
                          Initial Term Loan, 6.27% (LIBOR +
                          450 bps), 3/5/26                                                       $   1,405,664
                                                                                                 -------------
                          Total Healthcare                                                       $   3,128,868
--------------------------------------------------------------------------------------------------------------
                          Healthcare & Pharmaceuticals -- 9.6%
    1,428,825             Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                          4.202% (LIBOR + 250 bps), 2/16/23                                      $   1,433,141
      631,825             Agiliti Health, Inc., Initial Term Loan, 4.813% (LIBOR +
                          300 bps), 1/4/26                                                             631,825
    1,052,666             Alkermes, Inc., 2023 Term Loan, 4.02% (LIBOR +
                          225 bps), 3/27/23                                                          1,049,376
    1,240,000             Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                          Initial Term Loan, 5.202% (LIBOR + 350 bps), 9/26/24                       1,161,725
    1,500,000             Alphabet Holding Co., Inc. (aka Nature's Bounty),
                          Second Lien Initial Term Loan, 9.452% (LIBOR +
                          775 bps), 9/26/25                                                          1,290,000
      905,450             Auris Luxembourg III S.a r.l., Facility B2, 5.441% (LIBOR +
                          375 bps), 2/27/26                                                            901,677
    1,500,000(b)          CLP Healthcare Services, Inc., Term Loan B, 11/4/26                        1,486,875
    1,176,811             Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.54%
                          (LIBOR + 250 bps), 6/1/22                                                  1,179,252
    2,000,000             Curium BidCo S.a r.l., Facility B, 6.1% (LIBOR +
                          400 bps), 7/9/26                                                           2,013,750
    1,500,000             DaVita, Inc. (fka DaVita HealthCare Partners, Inc.), Tranche
                          B Term Loan, 3.952% (LIBOR + 225 bps), 8/12/26                             1,510,313
    1,573,775             Endo Luxembourg Finance Company I S.a.r.l., Initial Term
                          Loan, 6.0% (LIBOR + 425 bps), 4/29/24                                      1,444,922
    1,376,975             Explorer Holdings, Inc., Initial Term Loan, 5.854%
                          (LIBOR + 375 bps), 5/2/23                                                  1,376,114
    1,503,399             Gentiva Health Services, Inc., First Lien Closing Date
                          Initial Term Loan, 5.5% (LIBOR + 375 bps), 7/2/25                          1,511,386
      741,889             Greatbatch, Ltd., New Term B Loan, 4.77% (LIBOR +
                          300 bps), 10/27/22                                                           745,413
    1,983,728             Kindred Healthcare LLC, Closing Date Term Loan, 6.75%
                          (LIBOR + 500 bps), 7/2/25                                                  1,996,126
    1,316,965             NMN Holdings III Corp., First Lien Closing Date Term Loan,
                          5.452% (LIBOR + 375 bps), 11/13/25                                         1,267,579

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 21

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Healthcare & Pharmaceuticals -- (continued)
      916,288             Prestige Brands, Inc., Term B-4 Loan, 3.702% (LIBOR +
                          200 bps), 1/26/24                                                      $     921,294
    2,245,000(b)          Sotera Health Holdings LLC, Incremental Term
                          Loan, 11/20/26                                                             2,245,000
      498,750             Sotera Health Holdings LLC, Incremental Term Loan,
                          5.427% (LIBOR + 350 bps), 5/15/22                                            498,542
    1,771,940             Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                          4.927% (LIBOR + 300 bps), 5/15/22                                          1,767,067
    2,000,000             Upstream Newco, Inc., First Lien Initial Term Loan,
                          6.202% (LIBOR + 450 bps), 11/20/26                                         2,010,000
                                                                                                 -------------
                          Total Healthcare & Pharmaceuticals                                     $  28,441,377
--------------------------------------------------------------------------------------------------------------
                          Healthcare, Education & Childcare -- 5.6%
    1,500,000             Alliance HealthCare Services, Inc., Second Lien Initial Term
                          Loan, 11.702% (LIBOR + 1,000 bps), 4/24/24                             $   1,488,750
    1,409,598             ATI Holdings Acquisition, Inc., First Lien Initial Term
                          Loan, 5.202% (LIBOR + 350 bps), 5/10/23                                    1,387,867
      218,750             Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                          International, Inc.), First Incremental Term
                          Loan, 4.515% (LIBOR + 275 bps), 11/27/25                                     219,805
    2,246,980             Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                          International, Inc.), Initial Term Loan, 4.765%
                          (LIBOR + 300 bps), 6/2/25                                                  2,259,775
    1,978,073             KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                          Term B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                           1,965,216
      836,662             Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                          4.658% (LIBOR + 275 bps), 6/10/22                                            838,100
    1,460,942             Quorum Health Corp., Term Loan, 8.677% (LIBOR +
                          675 bps), 4/29/22                                                          1,386,069
    1,598,617             Regionalcare Hospital Partners Holdings, Inc., First Lien
                          Term B Loan, 6.202% (LIBOR +
                          450 bps), 11/16/25                                                         1,608,442
    1,863,894             Select Medical Corp., Tranche B Term Loan, 4.58%
                          (LIBOR + 250 bps), 3/6/25                                                  1,860,772
    2,000,000             U.S. Renal Care, Inc., Initial Term Loan, 6.75% (LIBOR +
                          500 bps), 6/26/26                                                          1,907,500
      746,250             Vizient, Inc., Term B-5 Loan, 4.452% (LIBOR +
                          275 bps), 5/6/26                                                             748,862
                                                                                                 -------------
                          Total Healthcare, Education & Childcare                                $  15,671,158
--------------------------------------------------------------------------------------------------------------
                          Hotel, Gaming & Leisure -- 3.7%
    1,240,431             1011778 B.C. Unlimited Liability Co. (New Red
                          Finance, Inc.) (aka Burger King/Tim Hortons) Term B-4
                          Loan, 3.452% (LIBOR + 175 bps), 11/19/26                               $   1,241,361
    1,900,920             Boyd Gaming Corp., Refinancing Term B Loan, 3.848%
                          (LIBOR + 225 bps), 9/15/23                                                 1,909,739

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Hotel, Gaming & Leisure -- (continued)
    2,241,764             Caesars Resort Collection LLC (fka Caesars Growth
                          Properties Holdings LLC), Term B Loan, 4.452% (LIBOR +
                          275 bps), 12/23/24                                                     $   2,229,154
      928,393             Eldorado Resorts, Inc., Term Loan, 4.007% (LIBOR +
                          225 bps), 4/17/24                                                            928,538
    1,000,000             Hanjin International Corp. (aka Wilshire Grand Center),
                          Initial Term Loan, 4.202% (LIBOR +
                          250 bps), 10/19/20                                                           992,500
      426,292             Hilton Worldwide Finance LLC, Refinanced Series B-2 Term
                          Loan, 3.458% (LIBOR + 175 bps), 6/22/26                                      428,877
      595,500             Marriott Ownership Resorts, Inc., Initial Term Loan,
                          3.952% (LIBOR + 225 bps), 8/29/25                                            597,726
      966,014             MGM Growth Properties Operating Partnership LP, Term B
                          Loan, 3.702% (LIBOR + 200 bps), 3/21/25                                      970,240
      446,625             Penn National Gaming, Inc., Term B-1 Facility Loan,
                          3.952% (LIBOR + 225 bps), 10/15/25                                           449,164
      452,354             Stars Group Holdings BV, USD Term Loan, 5.604%
                          (LIBOR + 350 bps), 7/10/25                                                   455,058
      473,334             Station Casinos LLC, Term B Facility Loan, 4.21% (LIBOR +
                          250 bps), 6/8/23                                                             475,109
                                                                                                 -------------
                          Total Hotel, Gaming & Leisure                                          $  10,677,466
--------------------------------------------------------------------------------------------------------------
                          Insurance -- 4.3%
      889,553             Alliant Holdings Intermediate LLC, Initial Term Loan,
                          4.702% (LIBOR + 300 bps), 5/9/25                                       $     882,437
    2,049,324             Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                          4.702% (LIBOR + 300 bps), 11/3/24                                          2,053,593
      284,592             Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                          Loan, 4.702% (LIBOR + 300 bps), 11/3/23                                      285,126
      675,000             Asurion LLC (fka Asurion Corp.), Second Lien Replacement
                          B-2 Term Loan, 8.202% (LIBOR + 650 bps), 8/4/25                              681,541
    2,299,881             Confie Seguros Holding II Co., Term B Loan, 6.659%
                          (LIBOR + 475 bps), 4/19/22                                                 2,176,262
    1,832,886             Integro Parent, Inc., First Lien Initial Term Loan, 7.474%
                          (LIBOR + 575 bps), 10/31/22                                                1,787,064
    1,385,220             MPH Acquisition Holdings LLC, Initial Term Loan, 4.854%
                          (LIBOR + 275 bps), 6/7/23                                                  1,326,781
    1,745,625             Sedgwick Claims Management Services, Inc., Term Loan B,
                          5.702% (LIBOR + 400 bps), 9/3/26                                           1,746,716
    1,636,600             USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                          Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                    1,617,779
                                                                                                 -------------
                          Total Insurance                                                        $  12,557,299
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 23

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Leasing -- 1.0%
      649,967             Fly Funding II S.a r.l., Term Loan, 3.9% (LIBOR +
                          200 bps), 2/9/23                                                       $     650,780
      994,751             Hertz Corp., Tranche Term B-1 Loan, 4.46% (LIBOR +
                          275 bps), 6/30/23                                                            999,724
    1,477,500             IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                          B-1 Term Loan, 5.895% (LIBOR + 375 bps), 9/11/23                           1,469,189
                                                                                                 -------------
                          Total Leasing                                                          $   3,119,693
--------------------------------------------------------------------------------------------------------------
                          Leisure & Entertainment -- 2.3%
      987,500             24 Hour Fitness Worldwide, Inc., Term Loan, 5.202%
                          (LIBOR + 350 bps), 5/30/25                                             $     739,637
    1,111,795             AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                          Inc.),Term B-1 Loan, 5.23% (LIBOR + 300 bps), 4/22/26                      1,117,771
      293,250             CityCenter Holdings LLC, Term B Loan, 3.952% (LIBOR +
                          225 bps), 4/18/24                                                            294,140
    1,539,012             Fitness International LLC, Term B Loan, 4.952% (LIBOR +
                          325 bps), 4/18/25                                                          1,531,317
    1,801,632             MCC Iowa LLC, Tranche M Term Loan, 3.59% (LIBOR +
                          200 bps), 1/15/25                                                          1,813,627
    1,247,825             Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.46%
                          (LIBOR + 175 bps), 4/17/26                                                 1,252,617
                                                                                                 -------------
                          Total Leisure & Entertainment                                          $   6,749,109
--------------------------------------------------------------------------------------------------------------
                          Machinery -- 3.3%
      626,786             Advanced Drainage Systems, Inc., Initial Term Loan, 4.0%
                          (LIBOR + 225 bps), 7/31/26                                             $     629,136
      430,590             Blount International, Inc., New Refinancing Term Loan,
                          5.946% (LIBOR + 375 bps), 4/12/23                                            431,218
      428,412             Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                          Term Loan, 4.104% (LIBOR + 200 bps), 5/18/24                                 428,992
      851,429             CTC AcquiCo GmbH, Facility B2, 4.664% (LIBOR +
                          275 bps), 3/7/25                                                             830,143
      834,754             Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                          4.452% (LIBOR + 275 bps), 7/30/24                                            838,926
    1,250,000             MHI Holdings LLC, Initial Term Loan, 6.702% (LIBOR +
                          500 bps), 9/21/26                                                          1,252,344
    1,074,729             NN, Inc., Tranche B Term Loan, 5.452% (LIBOR +
                          375 bps), 10/19/22                                                         1,045,174
    2,232,063             Shape Technologies Group, Inc., Initial Term Loan, 4.934%
                          (LIBOR + 300 bps), 4/21/25                                                 2,008,857
      815,759             Terex Corp., Incremental US Term Loan, 3.843% (LIBOR +
                          200 bps), 1/31/24                                                            817,798
    1,035,865             Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                          Loan, 4.202% (LIBOR + 250 bps), 10/23/25                                   1,039,724
                                                                                                 -------------
                          Total Machinery                                                        $   9,322,312
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Media -- 2.1%
      498,750             CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision))
                          September 2019 Initial Term Loan, 4.327% (LIBOR +
                          250 bps), 4/15/27                                                      $     500,408
      487,500             CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                          March 2017 Refinancing Term Loan, 4.015% (LIBOR +
                          225 bps), 7/17/25                                                            487,378
      312,189             CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                          October 2018 Incremental Term Loan, 4.015%
                          (LIBOR + 225 bps), 1/15/26                                                   311,955
    2,000,000             Diamond Sports Group LLC, Term Loan, 4.96% (LIBOR +
                          325 bps), 8/24/26                                                          1,998,334
    1,999,758             Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term
                          Loan B, 4.804% (LIBOR + 300 bps/PRIME +
                          200 bps), 11/2/22                                                          1,994,759
      500,000             Ziggo Secured Finance Partnership, Term Loan E Facility,
                          4.265% (LIBOR + 250 bps), 4/15/25                                            499,842
                                                                                                 -------------
                          Total Media                                                            $   5,792,676
--------------------------------------------------------------------------------------------------------------
                          Metals & Mining -- 4.0%
    1,580,000             Aleris International, Inc., Initial Term Loan, 6.452%
                          (LIBOR + 475 bps), 2/27/23                                             $   1,583,950
    1,815,745             Atkore International, Inc., First Lien Initial Incremental
                          Term Loan, 4.86% (LIBOR + 275 bps), 12/22/23                               1,819,721
    1,560,557             Big River Steel LLC, Closing Date Term Loan, 7.104%
                          (LIBOR + 500 bps), 8/23/23                                                 1,548,853
    1,932,339             BWay Holding Co., Initial Term Loan, 5.234% (LIBOR +
                          325 bps), 4/3/24                                                           1,897,014
      912,500             Oxbow Carbon LLC, First Lien Tranche B Term Loan,
                          5.452% (LIBOR + 375 bps), 1/4/23                                             912,120
      912,233             Phoenix Services International LLC, Term B Loan, 5.513%
                          (LIBOR + 375 bps), 3/1/25                                                    839,254
      762,172             TMS International Corp. (aka Tube City IMS Corp.),
                          Term B-2 Loan, 4.584% (LIBOR + 275 bps), 8/14/24                             729,779
    2,375,003             Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                          Term Loan, 3.966% (LIBOR + 225 bps), 6/14/21                               2,376,487
                                                                                                 -------------
                          Total Metals & Mining                                                  $  11,707,178
--------------------------------------------------------------------------------------------------------------
                          Oil & Gas -- 4.3%
    2,543,625             BCP Raptor II LLC, Initial Term Loan, 6.452% (LIBOR +
                          475 bps), 11/3/25                                                      $   2,155,722
    1,333,000             California Resources Corp., Term Loan, 12.077%
                          (LIBOR + 1,038 bps), 12/31/21                                                797,300
      545,875             Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                          Initial Term Loan, 4.952% (LIBOR + 325 bps), 9/29/25                         543,146
    1,379,019             Delek US Holdings, Inc., Initial Term Loan, 3.952%
                          (LIBOR + 225 bps), 3/31/25                                                 1,363,791

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 25

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Oil & Gas -- (continued)
      894,111             Encino Acquisition Partners Holdings LLC, Second Lien
                          Initial Term Loan, 8.452% (LIBOR + 675 bps), 10/29/25                  $     634,819
    1,000,252             Gulf Finance LLC, Tranche B Term Loan, 7.16% (LIBOR +
                          525 bps), 8/25/23                                                            760,192
      618,750             NorthRiver Midstream Finance LP, Initial Term B Loan,
                          5.349% (LIBOR + 325 bps), 10/1/25                                            612,047
    1,257,750             Prairie ECI Acquiror LP, Initial Term Loan, 6.854% (LIBOR +
                          475 bps), 3/11/26                                                          1,221,065
    1,662,421             St. Joseph Energy Center LLC, Term B Loan Advance,
                          5.21% (LIBOR + 350 bps), 4/10/25                                           1,647,874
    1,682,321             Summit Midstream Partners Holdings LLC, Term Loan
                          Credit Facility, 7.702% (LIBOR + 600 bps), 5/13/22                         1,629,749
    1,485,000             Traverse Midstream Partners LLC, Advance Term Loan,
                          5.71% (LIBOR + 400 bps), 9/27/24                                           1,291,950
                                                                                                 -------------
                          Total Oil & Gas                                                        $  12,657,655
--------------------------------------------------------------------------------------------------------------
                          Personal, Food & Miscellaneous Services -- 3.4%
      750,548             CSM Bakery Solutions, Ltd. (fka CSM Bakery Supplies,
                          Ltd.), First Lien Term Loan, 6.03% (LIBOR +
                          400 bps), 7/3/20                                                       $     723,027
    1,585,662             Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                          4.927% (LIBOR + 300 bps), 9/6/24                                           1,511,136
    1,531,700             IRB Holding Corp. (aka Arby's/Buffalo Wild Wings), Term B
                          Loan, 5.216% (LIBOR + 325 bps), 2/5/25                                     1,534,412
    2,012,306             Knowlton Development Corp., Inc., Initial Term Loan,
                          5.952% (LIBOR + 425 bps), 12/22/25                                         2,015,661
      908,093             Match Group, Inc. (fka The Match Group, Inc.), Additional
                          Term B-1 Loan, 4.436% (LIBOR +
                          250 bps), 11/16/22                                                           909,796
    1,510,526             Parfums Holding Co., Inc., First Lien Initial Term Loan,
                          6.159% (LIBOR + 425 bps), 6/30/24                                          1,495,043
    1,000,000             Parfums Holding Co., Inc., Second Lien Initial Term Loan,
                          10.86% (LIBOR + 875 bps), 6/30/25                                            995,000
      962,783             Revlon Consumer Products Corp., Initial Term Loan B,
                          5.409% (LIBOR + 350 bps), 9/7/23                                             710,052
                                                                                                 -------------
                          Total Personal, Food & Miscellaneous Services                          $   9,894,127
--------------------------------------------------------------------------------------------------------------
                          Printing & Publishing -- 1.0%
    2,316,887             Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                          Loan, 4.702% (LIBOR + 300 bps), 11/8/24                                $   2,318,914
      549,911             Trader Corp., First Lien 2017 Refinancing Term Loan,
                          4.702% (LIBOR + 300 bps), 9/28/23                                            547,835
                                                                                                 -------------
                          Total Printing & Publishing                                            $   2,866,749
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Professional & Business Services -- 5.1%
    2,500,000             APi Group DE, Inc., Initial Term Loan, 4.202% (LIBOR +
                          250 bps), 10/1/26                                                      $   2,516,798
    1,492,500             athenahealth, Inc., First Lien Term B Loan, 6.401%
                          (LIBOR + 450 bps), 2/11/26                                                 1,493,731
      997,500             Blackstone CQP Holdco LP, Initial Term Loan, 5.656%
                          (LIBOR + 350 bps), 9/30/24                                                   998,123
    1,000,000             Clear Channel Outdoor Holdings, Inc., Term B Loan,
                          5.202% (LIBOR + 350 bps), 8/21/26                                          1,004,219
    1,500,000             Ensemble RCM LLC, Closing Date Term Loan, 5.659%
                          (LIBOR + 375 bps), 8/3/26                                                  1,502,813
      442,616             Horizon Pharma US.A., Inc., Sixth Amendment Refinancing
                          Term Loan, 4.313% (LIBOR + 250 bps), 5/22/26                                 445,036
    1,496,250             MYOB US Borrower LLC, First Lien Initial US Term Loan,
                          5.702% (LIBOR + 400 bps), 5/6/26                                           1,503,731
    2,019,692             Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
                          Initial Term Loan, 4.952% (LIBOR + 325 bps), 5/1/25                        2,011,698
    1,475,106             SIWF Holdings, Inc. (aka Spring Window Fashions), First
                          Lien Initial Term Loan, 5.952% (LIBOR +
                          425 bps), 6/15/25                                                          1,467,731
    1,188,000             Verscend Holding Corp., Term B Loan, 6.202% (LIBOR +
                          450 bps), 8/27/25                                                          1,191,705
      883,636             Victory Capital Holdings, Inc., Initial Term Loan, 5.349%
                          (LIBOR + 325 bps), 7/1/26                                                    889,528
                                                                                                 -------------
                          Total Professional & Business Services                                 $  15,025,113
--------------------------------------------------------------------------------------------------------------
                          Retail -- 3.3%
    1,980,000             Bass Pro Group LLC, Initial Term Loan, 6.702% (LIBOR +
                          500 bps), 9/25/24                                                      $   1,950,918
    1,017,191             CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.), Term
                          Loan, 3.46% (LIBOR + 175 bps), 10/13/26                                    1,027,363
    1,427,430             Global Appliance, Inc. (aka SharkNinja Operating LLC),
                          Tranche B Term Loan, 5.71% (LIBOR +
                          400 bps), 9/29/24                                                          1,397,097
      297,000             HD Supply, Inc., Term B-5 Loan, 3.452% (LIBOR +
                          175 bps), 10/17/23                                                           298,781
    1,107,531             Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.031%
                          (LIBOR + 325 bps), 4/9/25                                                    761,428
    1,227,841             Michaels Stores, Inc., 2018 New Replacement Term B Loan,
                          4.203% (LIBOR + 250 bps), 1/30/23                                          1,166,756
    1,265,452             PetSmart, Inc., Amended Term Loan, 5.77% (LIBOR +
                          400 bps), 3/11/22                                                          1,234,873
      920,375             Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                          6.281% (LIBOR + 450 bps), 9/12/24                                            910,021
      812,625             United Natural Foods, Inc., Initial Term Loan, 5.952%
                          (LIBOR + 425 bps), 10/22/25                                                  670,669
                                                                                                 -------------
                          Total Retail                                                           $   9,417,906
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 27

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Securities & Trusts -- 1.7%
    1,990,000             KSBR Holding Corp., Initial Term Loan, 5.972% (LIBOR +
                          425 bps), 4/15/26                                                      $   1,998,706
      400,000             LCPR Loan Financing LLC, Initial Term Loan, 6.765%
                          (LIBOR + 500 bps), 10/15/26                                                  404,583
      932,432(b)          Spectacle Gary Holdings LLC, Term Loan B, 11/6/25                            918,446
    1,635,000(b)          Stonepeak Lonestar Holdings LLC, Initial Term
                          Loan, 10/19/26                                                             1,613,541
                                                                                                 -------------
                          Total Securities & Trusts                                              $   4,935,276
--------------------------------------------------------------------------------------------------------------
                          Telecommunications -- 5.4%
    2,495,033             CenturyLink, Inc., Initial Term B Loan, 4.452% (LIBOR +
                          275 bps), 1/31/25                                                      $   2,497,373
    1,036,000             Commscope, Inc., Initial Term Loan, 4.952% (LIBOR +
                          325 bps), 4/6/26                                                           1,030,820
    1,575,124             Frontier Communications Corp., Term B-1 Loan, 5.46%
                          (LIBOR + 375 bps), 6/15/24                                                 1,572,873
      811,007             Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche
                          B-1 Term Loan, 3.452% (LIBOR + 175 bps), 2/15/24                             815,569
    1,513,527(b)          Level 3 Financing, Inc., Tranche B Term Loan, 3.952%
                          (LIBOR + 175 bps), 3/1/27                                                  1,515,182
    1,011,893             Plantronics, Inc., Initial Term B Loan, 4.202% (LIBOR +
                          250 bps), 7/2/25                                                             958,558
      347,375             Sprint Communications, Inc., 2019 Incremental Term
                          Loan, 4.75% (LIBOR + 300 bps), 2/2/24                                        347,013
    3,512,992             Sprint Communications, Inc., Initial Term Loan, 4.25%
                          (LIBOR + 250 bps), 2/2/24                                                  3,477,862
    1,117,713             Virgin Media Bristol LLC N Facility, 4.265% (LIBOR +
                          250 bps), 1/31/28                                                          1,119,033
    2,040,217             Windstream Services LLC (fka Windstream Corp.),
                          Tranche B-6 Term Loan, 9.75% (PRIME +
                          500 bps), 3/29/21                                                          1,935,655
      750,000             Windstream Services LLC (fka Windstream Corp.),
                          Tranche B-7 Term Loan, 9.0% (PRIME +
                          425 bps), 2/17/24                                                            704,062
                                                                                                 -------------
                          Total Telecommunications                                               $  15,974,000
--------------------------------------------------------------------------------------------------------------
                          Textile & Apparel -- 0.5%
    1,496,250             Adient US LLC, Initial Term Loan, 6.114% (LIBOR +
                          425 bps), 5/6/24                                                       $   1,503,731
                                                                                                 -------------
                          Total Textile & Apparel                                                $   1,503,731
--------------------------------------------------------------------------------------------------------------
                          Transportation -- 1.0%
      719,563             Envision Healthcare Corp., Initial Term Loan, 5.452%
                          (LIBOR + 375 bps), 10/10/25                                            $     574,571
      249,844             Syncreon Group BV, Second Out Term Loan, 7.702%
                          (LIBOR + 600 bps), 4/1/25                                                    217,364
    2,300,000             Travelport Finance (Luxembourg) S.a.r.l., First Lien Initial
                          Term Loan, 7.104% (LIBOR + 500 bps), 5/29/26                               2,108,525
                                                                                                 -------------
                          Total Transportation                                                   $   2,900,460
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Utilities -- 2.8%
      968,140             APLP Holdings LP, Term Loan, 4.452% (LIBOR +
                          275 bps), 4/13/23                                                      $     971,364
    1,424,625             Calpine Construction Finance Co. LP, Term B Loan, 4.202%
                          (LIBOR + 250 bps), 1/15/25                                                 1,429,745
      698,318             Compass Power Generation LLC, Tranche B-1 Term Loan,
                          5.202% (LIBOR + 350 bps), 12/20/24                                           698,973
    2,159,596             Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II
                          LC LLC), Term Loan, 5.452% (LIBOR + 375 bps), 10/2/23                      2,163,872
      997,487             Edgewater Generation LLC, Term Loan, 5.452% (LIBOR +
                          375 bps), 12/13/25                                                           948,860
    2,250,000             Talen Energy Supply LLC, Initial Term Loan 2019, 5.452%
                          (LIBOR + 375 bps), 7/8/26                                                  2,238,750
      125,498             Vistra Operations Co. LLC (fka Tex Operations Co. LLC)
                          2018, Incremental Term Loan, 3.464% (LIBOR +
                          175 bps), 12/31/25                                                           125,937
                                                                                                 -------------
                          Total Utilities                                                        $   8,577,501
--------------------------------------------------------------------------------------------------------------
                          TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                          (Cost $373,328,459)                                                    $ 368,351,636
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                          COMMON STOCKS -- 0.1% of Net Assets
                          Biotechnology -- 0.0%+
        3,271(c)          Progenics Pharmaceuticals, Inc.                                        $      17,075
                                                                                                 -------------
                          Total Biotechnology                                                    $      17,075
--------------------------------------------------------------------------------------------------------------
                          Health Care Technology -- 0.0%+
      209,625+^(c)        Medical Card System, Inc.                                              $       2,096
                                                                                                 -------------
                          Total Health Care Technology                                           $       2,096
--------------------------------------------------------------------------------------------------------------
                          Interactive Media & Services -- 0.0%+
        1,242(c)          Solocal Group                                                          $         789
                                                                                                 -------------
                          Total Interactive Media & Services                                     $         789
--------------------------------------------------------------------------------------------------------------
                          Specialty Retail -- 0.0%+
       91,346+^(c)        Targus Cayman SubCo., Ltd.                                             $     108,702
                                                                                                 -------------
                          Total Specialty Retail                                                 $     108,702
--------------------------------------------------------------------------------------------------------------
                          Transportation Infrastructure -- 0.1%
        9,505(c)          Syncreon Group                                                         $     128,911
                                                                                                 -------------
                          Total Transportation Infrastructure                                    $     128,911
--------------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCKS
                          (Cost $384,027)                                                        $     257,573
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 29

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          ASSET BACKED SECURITY -- 0.2% of Net Assets
      500,000(a)          Hertz Fleet Lease Funding LP, Series 2016-1,
                          Class E, 5.259% (1 Month USD LIBOR + 350 bps),
                          4/10/30 (144A)                                                         $     501,824
--------------------------------------------------------------------------------------------------------------
                          TOTAL ASSET BACKED SECURITY
                          (Cost $503,250)                                                        $     501,824
--------------------------------------------------------------------------------------------------------------
                          COLLATERALIZED MORTGAGE OBLIGATIONS --
                          2.2% of Net Assets
    4,100,000(a)          Connecticut Avenue Securities Trust, Series 2019-HRP1,
                          Class B1, 10.958% (1 Month USD LIBOR +
                          925 bps), 11/25/39 (144A)                                              $   4,188,150
      760,000(a)          Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                          13.958% (1 Month USD LIBOR + 1,225 bps),
                          2/25/49 (144A)                                                             1,039,233
      625,000(a)          Morgan Stanley Capital I Trust, Series 2019-BPR,
                          Class D, 5.765% (1 Month USD LIBOR +
                          400 bps), 5/15/36 (144A)                                                     624,984
    1,000,000             Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
                          Class E, 3.0%, 5/15/48 (144A)                                                722,471
--------------------------------------------------------------------------------------------------------------
                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                          (Cost $6,237,864)                                                      $   6,574,838
--------------------------------------------------------------------------------------------------------------
                          CORPORATE BONDS -- 9.7% of Net Assets
                          Aerospace/Defense -- 0.3%
    1,000,000             Bombardier, Inc., 6.0%, 10/15/22 (144A)                                $   1,002,500
                                                                                                 -------------
                          Total Aerospace/Defense                                                $   1,002,500
--------------------------------------------------------------------------------------------------------------
                          Airlines -- 0.1%
      365,000             Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                          3/15/20 (144A)                                                         $     366,250
                                                                                                 -------------
                          Total Airlines                                                         $     366,250
--------------------------------------------------------------------------------------------------------------
                          Banks -- 0.2%
      690,000(d)(e)       BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                          631 bps) (144A)                                                        $     727,950
                                                                                                 -------------
                          Total Banks                                                            $     727,950
--------------------------------------------------------------------------------------------------------------
                          Chemicals -- 0.7%
    1,000,000             OCI NV, 6.625%, 4/15/23 (144A)                                         $   1,042,500
      758,000             Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                          4/1/25 (144A)                                                                733,365
                                                                                                 -------------
                          Total Chemicals                                                        $   1,775,865
--------------------------------------------------------------------------------------------------------------
                          Coal -- 0.3%
    1,000,000             SunCoke Energy Partners LP/SunCoke Energy Partners
                          Finance Corp., 7.5%, 6/15/25 (144A)                                    $     905,000
                                                                                                 -------------
                          Total Coal                                                             $     905,000
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Distribution/Wholesale -- 0.3%
      845,000             Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)                            $     851,659
                                                                                                 -------------
                          Total Distribution/Wholesale                                           $     851,659
--------------------------------------------------------------------------------------------------------------
                          Diversified Financial Services -- 1.0%
    1,700,000             Avation Capital SA, 6.5%, 5/15/21 (144A)                               $   1,763,750
    1,000,000             Nationstar Mortgage Holdings, Inc., 9.125%,
                          7/15/26 (144A)                                                             1,105,000
                                                                                                 -------------
                          Total Diversified Financial Services                                   $   2,868,750
--------------------------------------------------------------------------------------------------------------
                          Entertainment -- 0.6%
    1,500,000             Enterprise Development Authority, 12.0%,
                          7/15/24 (144A)                                                         $   1,702,500
                                                                                                 -------------
                          Total Entertainment                                                    $   1,702,500
--------------------------------------------------------------------------------------------------------------
                          Environmental Control -- 0.3%
    1,000,000             Tervita Corp., 7.625%, 12/1/21 (144A)                                  $     999,890
                                                                                                 -------------
                          Total Environmental Control                                            $     999,890
--------------------------------------------------------------------------------------------------------------
                          Forest Products & Paper -- 0.5%
    1,515,000             Schweitzer-Mauduit International, Inc., 6.875%,
                          10/1/26 (144A)                                                         $   1,628,625
                                                                                                 -------------
                          Total Forest Products & Paper                                          $   1,628,625
--------------------------------------------------------------------------------------------------------------
                          Healthcare-Services -- 0.2%
      500,000             CHS/Community Health Systems, Inc., 6.25%, 3/31/23                     $     493,750
                                                                                                 -------------
                          Total Healthcare-Services                                              $     493,750
--------------------------------------------------------------------------------------------------------------
                          Holding Companies-Diversified -- 0.5%
    1,520,000             VistaJet Malta Finance plc/XO Management Holding, Inc.,
                          10.5%, 6/1/24 (144A)                                                   $   1,466,800
                                                                                                 -------------
                          Total Holding Companies-Diversified                                    $   1,466,800
--------------------------------------------------------------------------------------------------------------
                          Home Builders -- 0.4%
    1,000,000             Taylor Morrison Communities, Inc./Taylor Morrison
                          Holdings II, Inc., 5.875%, 4/15/23 (144A)                              $   1,072,500
                                                                                                 -------------
                          Total Home Builders                                                    $   1,072,500
--------------------------------------------------------------------------------------------------------------
                          Media -- 0.5%
      300,000             CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                 $     319,125
    1,000,000             Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                               1,020,000
                                                                                                 -------------
                          Total Media                                                            $   1,339,125
--------------------------------------------------------------------------------------------------------------
                          Mining -- 0.3%
    1,000,000             Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                          $   1,002,500
                                                                                                 -------------
                          Total Mining                                                           $   1,002,500
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 31

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Miscellaneous Manufacturers -- 0.4%
    1,000,000             EnPro Industries, Inc., 5.75%, 10/15/26                                $   1,060,000
                                                                                                 -------------
                          Total Miscellaneous Manufacturers                                      $   1,060,000
--------------------------------------------------------------------------------------------------------------
                          Oil & Gas -- 0.1%
      245,000             Gulfport Energy Corp., 6.625%, 5/1/23                                  $     184,362
                                                                                                 -------------
                          Total Oil & Gas                                                        $     184,362
--------------------------------------------------------------------------------------------------------------
                          Oil & Gas Services -- 0.5%
    1,000,000             Archrock Partners LP/Archrock Partners Finance Corp.,
                          6.0%, 10/1/22                                                          $   1,002,500
    1,000,000             FTS International, Inc., 6.25%, 5/1/22                                       562,500
                                                                                                 -------------
                          Total Oil & Gas Services                                               $   1,565,000
--------------------------------------------------------------------------------------------------------------
                          Pharmaceuticals -- 0.3%
    1,000,000             Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                         $   1,045,000
                                                                                                 -------------
                          Total Pharmaceuticals                                                  $   1,045,000
--------------------------------------------------------------------------------------------------------------
                          Retail -- 0.1%
      208,000             Penske Automotive Group, Inc., 3.75%, 8/15/20                          $     208,780
                                                                                                 -------------
                          Total Retail                                                           $     208,780
--------------------------------------------------------------------------------------------------------------
                          Telecommunications -- 1.5%
    1,000,000             Frontier Communications Corp., 8.5%, 4/1/26 (144A)                     $     987,500
    1,000,000             Frontier Communications Corp., 11.0%, 9/15/25                                460,000
    1,000,000             Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/
                          Sprint Spectrum Co. III LLC, 4.738%, 3/20/25 (144A)                        1,060,000
    2,000,000             Windstream Services LLC/Windstream Finance Corp.,
                          8.625%, 10/31/25 (144A)                                                    1,890,000
                                                                                                 -------------
                          Total Telecommunications                                               $   4,397,500
--------------------------------------------------------------------------------------------------------------
                          Transportation -- 0.6%
    1,000,000(a)          Golar LNG Partners LP, 6.299% (3 Month USD LIBOR +
                          440 bps), 5/22/20                                                      $     985,000
      800,000(a)          Golar LNG Partners LP, 8.16% (3 Month USD LIBOR +
                          625 bps), 5/18/21 (144A)                                                     788,013
                                                                                                 -------------
                          Total Transportation                                                   $   1,773,013
--------------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS
                          (Cost $28,747,114)                                                     $  28,437,319
--------------------------------------------------------------------------------------------------------------
                          INSURANCE-LINKED SECURITIES -- 2.1%
                          of Net Assets(f)
                          Event-linked Bonds -- 0.6%
                          Earthquakes -- California -- 0.1%
      250,000(a)          Ursa Re, 5.072% (3 Month U.S. Treasury Bill +
                          350 bps), 5/27/20 (144A)                                               $     246,600
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Earthquakes -- California -- 0.1%
      250,000(a)          Ursa Re, Ltd., 7.322% (3 Month U.S. Treasury Bill +
                          575 bps), 12/10/22 (144A)                                              $     249,975
--------------------------------------------------------------------------------------------------------------
                          Multiperil -- U.S. -- 0.4%
      400,000(a)          Kilimanjaro II Re, 8.063% (6 Month USD LIBOR +
                          630 bps), 4/20/21 (144A)                                               $     393,000
      250,000(a)          Kilimanjaro Re, 8.322% (3 Month U.S. Treasury Bill +
                          675 bps), 12/6/19 (144A)                                                     249,500
      250,000(a)          Kilimanjaro Re, 10.822% (3 Month U.S. Treasury Bill +
                          925 bps), 12/6/19 (144A)                                                     249,975
                                                                                                 -------------
                                                                                                 $     892,475
                                                                                                 -------------
                          Total Event-linked Bonds                                               $   1,389,050
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------
                          Collateralized Reinsurance -- 0.2%
                          Multiperil -- U.S. Regional -- 0.1%
      250,000+(c)(g)      Ocean View Re 2019, 6/30/20                                            $     248,379
--------------------------------------------------------------------------------------------------------------
                          Multiperil -- Worldwide -- 0.1%
      307,363+(g)         Kilarney Re 2018, 4/15/20                                              $     155,157
      242,000+(c)(g)      Limestone Re 2019-2, 3/1/23 (144A)                                           242,024
      300,000+(c)(g)      Resilience Re, 4/6/20                                                             30
                                                                                                 -------------
                                                                                                 $     397,211
--------------------------------------------------------------------------------------------------------------
                          Windstorm -- Florida -- 0.0%+
      250,000+(c)(g)      Formby Re 2018, 2/28/20                                                $      79,216
       86,906+(c)(g)      Formby Re 2018-2, 3/31/20                                                        713
                                                                                                 -------------
                                                                                                 $      79,929
                                                                                                 -------------
                          Total Collateralized Reinsurance                                       $     725,519
--------------------------------------------------------------------------------------------------------------
                          Reinsurance Sidecars -- 1.3%
                          Multiperil -- U.S. -- 0.1%
      250,000+(c)(g)      Carnoustie Re 2016, 11/30/20                                           $       6,750
      250,000+(c)(g)      Carnoustie Re 2017, 11/30/21                                                  63,550
      250,000+(c)(h)      Harambee Re 2018, 12/31/21                                                    38,775
      250,000+(c)(h)      Harambee Re 2019, 12/31/22                                                   277,375
                                                                                                 -------------
                                                                                                 $     386,450
--------------------------------------------------------------------------------------------------------------
                          Multiperil -- Worldwide -- 1.2%
      250,000+(c)(g)      Alturas Re, 3/10/22                                                    $     271,900
      250,000+(c)(g)      Bantry Re 2016, 3/30/20                                                       20,150
    1,270,809+(c)(g)      Berwick Re 2018-1, 12/31/21                                                  202,948
      907,913+(c)(g)      Berwick Re 2019-1, 12/31/22                                                  976,639
       20,000+(g)         Eden Re II, 3/22/22 (144A)                                                    26,128

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 33

--------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                          Value
--------------------------------------------------------------------------------------------------------------
                          Multiperil -- Worldwide -- (continued)
      380,000+(c)(g)      Eden Re II, 3/22/23 (144A)                                             $     391,476
      250,000+(g)         Gleneagles Re 2016, 11/30/20                                                   7,800
        8,000+(g)         Limestone Re 2018, 3/1/22                                                     27,406
      300,000+(c)(h)      Lorenz Re 2018, 7/1/21                                                        64,710
      199,590+(c)(h)      Lorenz Re 2019, 6/30/22                                                      171,607
      300,000+(c)(g)      Merion Re 2018-2, 12/31/21                                                   299,400
      400,000+(g)         Pangaea Re 2016-1, 11/30/20                                                    1,097
      400,000+(c)(g)      Pangaea Re 2017-1, 11/30/21                                                    6,440
      400,000+(c)(g)      Pangaea Re 2018-1, 12/31/21                                                   23,520
      400,000+(c)(g)      Pangaea Re 2018-3, 7/1/22                                                      8,280
      327,699+(c)(g)      Pangaea Re 2019-1, 2/1/23                                                    325,995
      294,125+(c)(g)      Pangaea Re 2019-3, 7/1/23                                                    286,096
      250,000+(c)(g)      Sector Re V, Series 8, Class C, 12/1/23 (144A)                               197,910
      400,000+(c)(g)      St. Andrews Re 2017-1, 2/1/20                                                 27,120
      347,597+(c)(g)      St. Andrews Re 2017-4, 6/1/20                                                 34,203
      253,645+(c)(g)      Woburn Re 2018, 12/31/21                                                      73,532
      244,914+(c)(g)      Woburn Re 2019, 12/31/22                                                     266,254
                                                                                                 -------------
                                                                                                 $   3,710,611
                                                                                                 -------------
                          Total Reinsurance Sidecars                                             $   4,097,061
--------------------------------------------------------------------------------------------------------------
                          TOTAL INSURANCE-LINKED SECURITIES
                          (Cost $6,577,044)                                                      $   6,211,630
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                          7.8% of Net Assets
   20,000,000(i)          U.S. Treasury Bills, 12/17/19                                          $  19,986,790
    3,000,000(i)          U.S. Treasury Bills, 12/24/19                                              2,997,095
--------------------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                          (Cost $22,983,243)                                                     $  22,983,885
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                          INVESTMENT COMPANIES -- 1.7% of Net Assets
       40,000             BlackRock Floating Rate Income Strategies Fund, Inc.                   $     516,800
       30,000             Eaton Vance Floating-Rate, Income Trust                                      398,400
       50,000             First Trust Senior Floating Rate, Income Fund II                             608,000
       50,000             Invesco Senior, Income Trust                                                 209,500
       42,000             Invesco Senior Loan ETF (formerly, PowerShares Senior
                          Loan Portfolio)                                                              943,320
       27,000             iShares iBoxx High Yield Corporate Bond ETF                                2,347,380
--------------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT COMPANIES
                          (Cost $5,127,287)                                                      $   5,023,400
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                          TEMPORARY CASH INVESTMENTS -- 3.8%
                          of Net Assets
                          REPURCHASE AGREEMENTS -- 3.8%
    2,640,000             $2,640,000 ScotiaBank, 1.63%, dated 11/30/19 plus
                          accrued interest on 12/1/19 collateralized by the following:
                          $2,101,567 Federal National Mortgage Association,
                          2.5% -- 4%, 2/01/32 -- 1/1/48
                          $591,612, U.S.Treasury Notes, 2.0%, 5/31/24                            $   2,640,000
    2,480,000             $2,480,000 RBC Capital Market LLC 1.63%, dated
                          11/30/19 plus accrued interest on 12/1/19
                          collateralized by following:
                          $573,806 Federal National Mortgage Association,
                          3.0%, 11/1/34
                          $1,914,008 Federal National Mortgage Association,
                          3.0% -- 4.0%, 11/1/32 -- 3/1/49
                          $42,130 Government National Mortgage Association,
                          5.0%, 11/20/48                                                             2,480,000
    3,290,000             $3,290,000 TD Securities USA LLC, 1.62%, dated
                          11/30/19 plus accrued interest on 12/1/19
                          collateralized by: $3,355,820 U.S. Treasury Notes,
                          1.84%, 10/31/21                                                            3,290,000
    2,610,000             $2,610,000 TD Securities USA LLC, 1.64%, dated
                          11/30/19 plus accrued interest on 12/1/19
                          collateralized by: $2,662,200 Federal National Mortgage
                          Association, 3.50%, 1/1/48                                                 2,610,000
                                                                                                 --------------
                                                                                                 $  11,020,000
---------------------------------------------------------------------------------------------------------------
                          TOTAL TEMPORARY CASH INVESTMENTS
                          (Cost $11,020,000)                                                     $  11,020,000
---------------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN UNAFFILIATED
                          ISSUERS -- 153.2%
                          (Cost $454,908,288)                                                    $ 449,362,105
---------------------------------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- (53.2)%                                $(156,631,821)
---------------------------------------------------------------------------------------------------------------
                          NET ASSETS -- 100.0%                                                   $ 292,730,284
===============================================================================================================


bps      Basis Points.

LIBOR    London Interbank Offered Rate.

PRIME    U.S. Federal Funds Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2019, the value of these securities amounted to $32,803,658, or 11.2% of net assets.

+        Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 35

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a) Floating rate note. Coupon rate, reference index and spread shown at November 30, 2019.

(b) This term loan will settle after November 30, 2019, at which time the interest rate will be determined.

(c)      Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at November 30, 2019.

(e)      Security is perpetual in nature and has no stated maturity date.

(f)      Securities are restricted as to resale.

(g)      Issued as participation notes.

(h)      Issued as preference shares.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                 Reference                            Annual                              Unrealized
Notional         Obligation/            Pay/          Fixed     Expiration    Premiums    Appreciation      Market
Amount ($)(1)    Index                  Receive(2)    Rate      Date          Paid        (Depreciation)    Value
----------------------------------------------------------------------------------------------------------------------
2,030,000        Markit CDX North       Receive       5.00%     12/20/24      $139,968    $ 36,646          $  176,614
                 America High
                 Yield Index
1,012,000        Markit CDX North       Receive       5.00%     6/20/20         54,046     (40,300)             13,746
                 America High Yield
                 Index Series 24
1,036,950        Markit CDX North       Receive       5.00%     12/20/20        57,505     (26,258)             31,247
                 America High Yield
                 Index Series 25
10,177,200       Markit CDX North       Receive       5.00%     6/20/24        625,715     291,272             916,987
                 America High Yield
                 Index Series 32
----------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                             $877,234    $261,360          $1,138,594
======================================================================================================================
TOTAL SWAP CONTRACTS                                                          $877,234    $261,360          $1,138,594
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays quarterly

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

At November 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $456,251,476 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                 $ 3,984,664
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                  (9,735,441)
                                                                                     -----------
         Net unrealized depreciation                                                 $(5,750,777)
                                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2019, aggregated $200,972,302 and $212,580,429, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2019, the Trust did not engage in any cross trade activity.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 37

The following is a summary of the inputs used as of November 30, 2019, in valuing the Trust's investments:

--------------------------------------------------------------------------------------------------------
                                            Level 1        Level 2          Level 3        Total
--------------------------------------------------------------------------------------------------------
Senior Secured Floating Rate
  Loan Interests                            $       --     $368,351,636     $       --     $368,351,636
Common Stocks
  Health Care Technology                            --               --          2,096            2,096
  Specialty Retail                                  --               --        108,702          108,702
  Transportation Infrastructure                     --          128,911             --          128,911
  All Other Common Stocks                       17,864               --             --           17,864
Asset Backed Security                               --          501,824             --          501,824
Collateralized Mortgage Obligations                 --        6,574,838             --        6,574,838
Corporate Bonds                                     --       28,437,319             --       28,437,319
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - U.S. Regional                      --               --        248,379          248,379
    Multiperil - Worldwide                          --               --        397,211          397,211
    Windstorm - Florida                             --               --         79,929           79,929
  Reinsurance Sidecars
    Multiperil - U.S.                               --               --        386,450          386,450
    Multiperil - Worldwide                          --               --      3,710,611        3,710,611
  All Other Insurance-Linked
    Securities                                      --        1,389,050             --        1,389,050
U.S. Government and
  Agency Obligations                                --       22,983,885             --       22,983,885
Investment Companies                         5,023,400               --             --        5,023,400
Repurchase Agreements                               --       11,020,000             --       11,020,000
--------------------------------------------------------------------------------------------------------
Total Investments in Securities             $5,041,264     $439,387,463     $4,933,378     $449,362,105
========================================================================================================
Other Financial Instruments
 Swap contracts, at value                   $       --     $  1,138,594     $       --     $  1,138,594
--------------------------------------------------------------------------------------------------------
Total Other Financial Instruments           $       --     $  1,138,594     $       --     $  1,138,594
========================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/19

----------------------------------------------------------------------------------------------------------------------------
                                                    Change in
                           Balance      Realized    unrealized                                      Accrued      Balance
                           as of        gain        appreciation                                    discounts/   as of
                           11/30/18     (loss)(1)   (depreciation)(2)   Purchases    Sales          premiums     11/30/19
----------------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
 Insurance                 $  692,754   $(1,201)    $ 352,517           $       --   $(1,065,775)   $21,705      $       --
Common Stocks
 Health Care
   Technology                   2,096        --            --                   --            --         --           2,096
 Specialty Retail             190,000        --         6,209                   --       (87,507)        --         108,702
Insurance-Linked
 Securities
 Collateralized
   Reinsurance
   Earthquakes -
     California               550,000        --       (24,048)                  --      (525,952)        --              --
   Multiperil -
     U.S. Regional                 --        --        11,494              236,885            --         --         248,379
   Multiperil -
     Worldwide                544,491        --       (85,147)             277,632      (339,765)        --         397,211
   Windstorms -
     Florida                  337,986        --         8,048               86,906      (353,011)        --          79,929
   Windstorm -
     U.S. Regional            248,750        --       (14,272)                  --      (234,478)        --              --
 Industry Loss
   Warranties
   Multiperil - U.S.          400,469    (1,836)      (24,731)              27,574      (401,476)        --              --
 Reinsurance Sidecars
   Multiperil - U.S.          295,675        --        28,901              250,000      (188,126)        --         386,450
   Multiperil -
     Worldwide              3,493,097    20,150      (135,959)           2,964,849    (2,631,526)        --       3,710,611
----------------------------------------------------------------------------------------------------------------------------
Total                      $6,755,318   $17,113     $ 123,012           $3,843,846   $(5,827,616)   $21,705      $4,933,378
============================================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended November 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at November 30, 2019:                           $(124,205)
                                                                                        ---------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 39

Statement of Assets and Liabilities | 11/30/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $454,908,288)               $449,362,105
  Cash                                                                               4,920,837
  Foreign currencies, at value (cost $34,135)                                           31,145
  Swaps collateral                                                                     747,907
  Swap contracts, at value (net premiums paid $877,234)                              1,138,594
  Receivables --
     Investment securities sold                                                      4,148,135
     Dividends                                                                          33,525
     Interest                                                                        1,332,789
  Other assets                                                                              33
-----------------------------------------------------------------------------------------------
       Total assets                                                               $461,715,070
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                             $139,450,000
     Investment securities purchased                                                27,991,066
     Trustees' fees                                                                      6,800
     Interest expense                                                                  114,613
  Due to broker for swaps                                                            1,133,779
  Variation margin for centrally cleared swap contracts                                  1,464
  Unrealized depreciation on unfunded loan commitments                                   4,403
  Due to affiliates                                                                     58,027
  Accrued expenses                                                                     224,634
-----------------------------------------------------------------------------------------------
       Total liabilities                                                          $168,984,786
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                 $344,939,989
  Distributable earnings (loss)                                                    (52,209,705)
-----------------------------------------------------------------------------------------------
       Net assets                                                                 $292,730,284
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value
     based on $292,730,284/24,738,174 shares                                      $      11.83
===============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Statement of Operations
FOR THE YEAR ENDED 11/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $ 26,111,572
  Dividends from unaffiliated issuers                                    466,380
--------------------------------------------------------------------------------------------------
       Total investment income                                                       $26,577,952
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  3,050,189
  Administrative expense                                                 202,494
  Transfer agent fees                                                     14,582
  Shareowner communications expense                                       35,600
  Custodian fees                                                          77,066
  Professional fees                                                      111,758
  Printing expense                                                        40,270
  Pricing fees                                                            56,305
  Trustees' fees                                                          19,427
  Insurance expense                                                        5,412
  Interest expense                                                     4,749,000
  Miscellaneous                                                          221,374
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 8,583,477
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $17,994,475
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(10,073,586)
     Swap contracts                                                      187,247     $(9,886,339)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $  4,650,081
     Swap contracts                                                      256,916
     Unfunded loan commitments                                            (4,585)
     Other assets and liabilities denominated
       in foreign currencies                                                (824)    $ 4,901,588
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $(4,984,751)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $13,009,724
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 41

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                      Year               Year
                                                                      Ended              Ended
                                                                      11/30/19           11/30/18
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $ 17,994,475       $ 18,289,892
Net realized gain (loss) on investments                                 (9,886,339)        (3,932,753)
Change in net unrealized appreciation (depreciation)
  on investments                                                         4,901,588         (5,837,701)
------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $ 13,009,724       $  8,519,438
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.74 and $0.72 per share, respectively)                             $(18,182,558)      $(17,811,485)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $(18,182,558)      $(17,811,485)
------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                       $ (5,172,834)      $ (9,292,047)
NET ASSETS:
Beginning of year                                                     $297,903,118       $307,195,165
------------------------------------------------------------------------------------------------------
End of year                                                           $292,730,284       $297,903,118
======================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Statement of Cash Flows
FOR THE YEAR ENDED 11/30/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                      $  13,009,724
----------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                        $(496,387,130)
  Proceeds from disposition and maturity of investment securities                             512,643,941
  Net sales of temporary cash investments                                                      (6,400,000)
  Net accretion and amortization of discount/premium on investment securities                  (1,021,748)
  Change in unrealized depreciation on investments in unaffiliated issuers                     (4,650,081)
  Change in unrealized depreciation on unfunded loan commitments                                    4,585
  Change in unrealized appreciation on swap contracts                                            (256,916)
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                            824
  Net realized loss on investments in unaffiliated issuers                                     10,073,586
  Net premiums paid on swap contracts                                                            (762,066)
  Increase in interest receivable                                                                 (12,966)
  Decrease in other assets                                                                              1
  Increase in cash due to broker for swaps                                                      1,015,805
  Increase in due to affiliates                                                                    41,592
  Increase in trustees' fees payable                                                                2,651
  Increase in accrued expenses payable                                                             91,039
  Decrease in interest expenses payable                                                          (156,887)
  Decrease in variation margin for swap contracts                                                   1,700
----------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities             $  27,237,654
----------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
  Distributions to shareowners                                                              $ (19,666,848)
  Payments on borrowings                                                                       (4,000,000)
----------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities          $ (23,666,848)
----------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                           $        (824)
----------------------------------------------------------------------------------------------------------
Cash, Restricted Cash and Foreign Currencies:
  Beginning of period*                                                                      $   2,129,907
----------------------------------------------------------------------------------------------------------
  End of period *                                                                           $   5,699,889
----------------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                                    $   4,905,887
==========================================================================================================

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

---------------------------------------------------------------------------------------------
                                                                  Year Ended      Year Ended
                                                                  11/30/19        11/30/18
---------------------------------------------------------------------------------------------
Cash                                                              $4,920,837      $1,894,760
Foreign currencies, at value                                          31,145          31,969
Swaps collateral                                                     747,907         203,178
---------------------------------------------------------------------------------------------
  Total cash, restricted cash and foreign currencies
     shown in the Statement of Cash Flows                         $5,699,889      $2,129,907
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year         Year       Year         Year      Year
                                                                            Ended        Ended      Ended        Ended     Ended
                                                                            11/30/19     11/30/18   11/30/17     11/30/16* 11/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                        $  12.04     $  12.42   $  12.50     $  12.30  $  12.82
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                                     $   0.73     $   0.74   $   0.71     $   0.77  $   0.76
  Net realized and unrealized gain (loss) on investments                       (0.20)       (0.40)     (0.06)        0.15     (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                                     $     --     $     --   $     --     $     --  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                          $   0.53     $   0.34   $   0.65     $   0.92  $   0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income and previously undistributed net investment income  $  (0.74)(b) $  (0.72)  $  (0.73)(b) $  (0.72) $  (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  (0.21)    $  (0.38)  $  (0.08)    $   0.20  $  (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  11.83     $  12.04   $  12.42     $  12.50  $  12.30
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                                 $  10.53     $  10.40   $  11.47     $  11.78  $  10.83
====================================================================================================================================
Total return at net asset value (c)                                             5.38%        3.34%      5.55%        8.31%     1.96%
Total return at market value (c)                                                8.59%       (3.34)%     3.43%       15.92%     1.31%
Ratios to average net assets of shareowners:
  Total expenses plus interest expense (d)(e)                                   2.90%        2.56%      2.21%        1.96%     1.81%
  Net investment income before preferred share distributions                    6.08%        5.98%      5.62%        6.32%     6.00%
  Net investment income available to shareowners                                6.08%        5.98%      5.62%        6.32%     6.00%
Portfolio turnover rate                                                           48%          34%        75%          52%       38%
Net assets, end of period (in thousands)                                    $292,730     $297,903   $307,195     $309,308  $304,357

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year         Year       Year         Year      Year
                                                                            Ended        Ended      Ended        Ended     Ended
                                                                            11/30/19     11/30/18   11/30/17     11/30/16* 11/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                             $139,450     $143,450   $143,450     $143,450  $143,450
Asset coverage per $1,000 of indebtedness                                   $  3,099     $  3,077   $  3,141     $  3,156  $  3,023
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is the part of the Trust's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to shareowners during the period.

(c) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)   Includes interest expense of 1.60%, 1.35%, 0.95%, 0.63% and 0.51%, respectively.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 45

Notes to Financial Statements | 11/30/19

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In November 2016, the Financial Account Standard Board (FASB) issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) - Restricted Cash ("ASU 2016-18"), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The fund adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the Trust's Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/19

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 47 bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

48 Pioneer Floating Rate Trust | Annual Report | 11/30/19 disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At November 30, 2019, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.04% of net assets. The value of these fair valued securities were $110,798.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 49

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At November 30, 2019, the Trust reclassified $18,749,171 to increase distributable earnings and $18,749,171 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      The amount of capital loss carryforward that expired unused in 2019 was $18,747,865.

      The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                         2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $18,182,558       $17,811,485
      --------------------------------------------------------------------------
          Total                                   $18,182,558       $17,811,485
      ==========================================================================

50 Pioneer Floating Rate Trust | Annual Report | 11/30/19

      The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    693,150
      Capital loss carryforward                                     (47,144,686)
      Other book/tax temporary differences                                   --
      Unrealized depreciation                                        (5,758,169)
      --------------------------------------------------------------------------
          Total                                                    $(52,209,705)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to insurance linked securities, the tax adjustments relating to credit default swaps and partnerships.

E.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.

      The Trust invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 51

      Certain instruments held by the Trust pay an interest rate based on the London Interbank Offered Rate ("LIBOR"), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

      Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the Trust, and this decision could adversely affect the Trust's investment performance. Loans may not be considered "securities," and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

      The Trust is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers

52 Pioneer Floating Rate Trust | Annual Report | 11/30/19

      Harriman & Co., the Trust's custodian and accounting agent, and American Stock & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 53 loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements at November 30, 2019, are disclosed in the Schedule of Investments.

H.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

54 Pioneer Floating Rate Trust | Annual Report | 11/30/19

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 55 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at November 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended November 30, 2019, was $490,036. Open credit default swap contracts at November 30, 2019, are listed in the Schedule of Investments.

I.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that

56 Pioneer Floating Rate Trust | Annual Report | 11/30/19 the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.    Statement of Cash Flows

      Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust's Statement of Assets and Liabilities includes cash on hand at the Trust's custodian bank and does not include any short-term investments. As of and for the year ended November 30, 2019, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.


2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended November 30, 2019, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.03% of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,027 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2019.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 57

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2019, was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                 Foreign
                        Interest    Credit       Exchange    Equity   Commodity
                        Rate Risk   Risk         Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Assets:
Swap contracts,
 at value               $ --        $1,138,594   $ --        $ --     $ --
--------------------------------------------------------------------------------
 Total Value            $ --        $1,138,594   $ --        $ --     $ --
================================================================================

58 Pioneer Floating Rate Trust | Annual Report | 11/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2019 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                                 Foreign
                          Interest    Credit     Exchange    Equity   Commodity
                          Rate Risk   Risk       Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Swap contracts           $ --        $187,247   $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value             $ --        $187,247   $ --        $ --     $ --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts           $ --        $256,916   $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value             $ --        $256,916   $ --        $ --     $ --
================================================================================

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of November 30, 2019, the Trust had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation
Loan                            Principal   Cost       Value      (Depreciation)
--------------------------------------------------------------------------------
 Allied Universal Holdco LLC    $150,000    $150,000   $149,750   $  (250)
 Merlin Entertainments           259,284     259,284    261,661     2,377
 Spectacle Gary Holdings LLC      67,568      66,892     66,554      (338)
 NMN Holdings III Corp.          175,000     174,630    168,438    (6,192)
--------------------------------------------------------------------------------
  Total Value                   $651,850    $650,806   $646,403   $(4,403)
================================================================================

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the year ended November 30, 2019 and the year ended November 30, 2018, were as follows:

--------------------------------------------------------------------------------
                                                       11/30/19       11/30/18
--------------------------------------------------------------------------------
Shares outstanding at beginning of period             24,738,174     24,738,174
--------------------------------------------------------------------------------
Shares outstanding at end of period                   24,738,174     24,738,174
================================================================================

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 59

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 22, 2019, the amount of the credit agreement was reduced to $150,000,000 and was also amended to make it an "evergreen" facility. More specifically the credit agreement renews on a daily basis in perpetuity. Either party may elect to terminate its commitment under the credit agreement upon 179-days written notice.

At November 30, 2019, the Trust had a borrowing outstanding under the Credit Agreement totaling $139,450,000. The interest rate charged at November 30, 2019 was 3.01%. During the year ended November 30, 2019, the average daily balance was $139,723,458 at an average interest rate of 3.33%. Interest expense of $4,749,000 in connection with the Credit Agreement is included on the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on December 27, 2019 from undistributed and accumulated net investment income of $0.0625 per share payable January 6, 2020, to shareowners of record on December 30, 2019.

Results of Shareholder Meeting

At an annual meeting held on September 18, 2019, shareholders of the Trust were asked to consider the proposal described below,

A report of the total votes cast by the Trust's shareholders follows:

---------------------------------------------------------------------------------------
                                                         For             Withhold
---------------------------------------------------------------------------------------
Proposal 1 - to elect three Class I Trustees
---------------------------------------------------------------------------------------
John E. Baumgardner, Jr.                                 19,346,606      3,507,964
---------------------------------------------------------------------------------------
Lisa M. Jones                                            19,356,448      3,498,122
---------------------------------------------------------------------------------------
Lorraine H. Monchak                                      19,066,980      3,787,590
---------------------------------------------------------------------------------------

60 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended November 30, 2015 and November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
January 29, 2020

62 Pioneer Floating Rate Trust | Annual Report | 11/30/19

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 96.32%.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 63

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Floating Rate Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2019 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2019, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

64 Pioneer Floating Rate Trust | Annual Report | 11/30/19 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 65

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 67

Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

68 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis, Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 69

Independent Trustees

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Class III Trustee         Private investor (2004 - 2008 and         Director, Broadridge Financial
Chairman of the Board      since 2006.               2013 - present); Chairman (2008 - 2013)   Solutions, Inc. (investor
and Trustee                Term expires in 2021.     and Chief Executive Officer (2008 -       communications and securities
                                                     2012), Quadriserv, Inc. (technology       processing provider for financial
                                                     products for securities lending           services industry) (2009 - present);
                                                     industry); and Senior Executive Vice      Director, Quadriserv, Inc. (2005 -
                                                     President, The Bank of New York           2013); and Commissioner, New Jersey
                                                     (financial and securities services)       State Civil Service Commission
                                                     (1986 - 2004)                             (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Class I Trustee           Of Counsel (2019 - present), Partner      Chairman, The Lakeville Journal
Jr. (68)                   since 2019.               (1983-2018), Sullivan & Cromwell LLP      Company, LLC, (privately-held
Trustee                    Term expires in 2021.     (law firm).                               community newspaper group)
                                                                                               (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Class II Trustee           William Joseph Maier Professor of        Trustee, Mellon Institutional Funds
Trustee                    since 2008.                Political Economy, Harvard University    Investment Trust and Mellon
                           Term expires in 2020.      (1972 - present)                         Institutional Funds Master Portfolio
                                                                                               (oversaw 17 portfolios in fund
                                                                                               complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Class I Trustee since     Chief Investment Officer, 1199 SEIU       None
Trustee                    2015 (Advisory Trustee    Funds (healthcare workers union pension
                           from 2014 - 2015).        funds) (2001 - present); Vice
                           Term expires in 2022.     President - International Investments
                                                     Group, American International Group,
                                                     Inc. (insurance company) (1993 - 2001);
                                                     Vice President - Corporate Finance and
                                                     Treasury Group, Citibank, N.A. (1980 -
                                                     1986 and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group,
                                                     Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 -
                                                     1988); and Mortgage Strategies Group,
                                                     Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Class III Trustee         President and Chief Executive Officer,    Director of New America High Income
Trustee                    since 2003.               Metric Financial Inc. (formerly known     Fund, Inc. (closed-end investment
                           Term expires in 2021.     as Newbury Piret Company) (investment     company) (2004 - present); and
                                                     banking firm) (1981 - present)            Member, Board of Governors,
                                                                                               Investment Company Institute
                                                                                               (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Class III Trustee         Consultant (investment company            None
Trustee                    since 2014.               services) (2012 - present); Executive
                           Term expires in 2021.     Vice President, BNY Mellon (financial
                                                     and investment company services)
                                                     (1969 - 2012); Director, BNY
                                                     International Financing Corp.
                                                     (financial services) (2002 - 2012);
                                                     Director, Mellon Overseas Investment
                                                     Corp. (financial services) (2009 -
                                                     2012); Director, Financial Models
                                                     (technology) (2005-2007); Director,
                                                     BNY Hamilton Funds, Ireland (offshore
                                                     investment companies) (2004-2007);
                                                     Chairman/Director, AIB/BNY Securities
                                                     Services, Ltd., Ireland (financial
                                                     services) (1999-2006); and Chairman,
                                                     BNY Alternative Investment Services,
                                                     Inc. (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 71

Interested Trustees

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Class I Trustee           Director, CEO and President of Amundi     None
Trustee, President and     since 2014.               Pioneer Asset Management USA, Inc.
Chief Executive Officer    Term expires in 2022.     (since September 2014); Director, CEO
                                                     and President of Amundi Pioneer Asset
                                                     Management, Inc. (since September
                                                     2014); Director, CEO and President of
                                                     Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and
                                                     President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since September 2014); Chair, Amundi
                                                     Pioneer Asset Management USA, Inc.,
                                                     Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset
                                                     Management, Inc. (September 2014 -
                                                     2018); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010); and
                                                     Director of Amundi USA, Inc.
                                                     (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Class II Trustee          Director and Executive Vice President     None
Trustee                    since 2014.               (since 2008) and Chief Investment
                           Term expires in 2020.     Officer, U.S. (since 2010) of Amundi
                                                     Pioneer Asset Management USA, Inc.;
                                                     Director and Executive Vice President
                                                     and Chief Investment Officer, U.S. of
                                                     Amundi Pioneer (since 2008); Executive
                                                     Vice President and Chief Investment
                                                     Officer, U.S. of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999); and
                                                     Director of Amundi USA, Inc.
                                                     (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

72 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Advisory Trustee

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Class II Trustee          Managing Director - Head of Product       None
Trustee                    since 2020.               Strategy and Development, BNY Mellon
                           Term expires in 2020.     Investment Management (2012-2018); Vice
                                                     Chairman - The Dreyfus Corporation
                                                     (2005 - 2018): Executive Vice President
                                                     Head of Product, BNY Mellon Investment
                                                     Management (2007-2012); Executive
                                                     Director- Product Strategy, Mellon
                                                     Asset Management (2005-2007); Executive
                                                     Vice President Head of Products,
                                                     Marketing and Client Service, Dreyfus
                                                     Corporation (2000-2005); and Senior
                                                     Vice President Strategic Product and
                                                     Business Development, Dreyfus
                                                     Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 73

Trust Officers

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54) Since 2004. Serves at     Vice President and Associate General      None
Secretary and Chief        the discretion            Counsel of Amundi Pioneer since January
Legal Officer              of the Board              2008; Secretary and Chief Legal Officer
                                                     of all of the Pioneer Funds since June
                                                     2010; Assistant Secretary of all of the
                                                     Pioneer Funds from September 2003 to
                                                     May 2010; and Vice President and Senior
                                                     Counsel of Amundi Pioneer from July
                                                     2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at     Fund Governance Director of Amundi        None
Assistant Secretary        the discretion            Pioneer since December 2006 and
                           of the Board              Assistant Secretary of all the Pioneer
                                                     Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)          Since 2010. Serves at     Senior Counsel of Amundi Pioneer since    None
Assistant Secretary        the discretion            May 2013 and Assistant Secretary of all
                           of the Board              the Pioneer Funds since June 2010; and
                                                     Counsel of Amundi Pioneer from June
                                                     2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)       Since 2008. Serves at     Vice President - Fund Treasury of         None
Treasurer and              the discretion            Amundi Pioneer; Treasurer of all of the
Chief Financial            of the Board              Pioneer Funds since March 2008; Deputy
and Accounting Officer                               Treasurer of Amundi Pioneer from March
                                                     2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2004. Serves at     Director - Fund Treasury of Amundi        None
Assistant Treasurer        the discretion            Pioneer; and Assistant Treasurer of all
                           of the Board              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2004. Serves at     Senior Manager - Fund Treasury of         None
Assistant Treasurer        the discretion            Amundi Pioneer; and Assistant Treasurer
                           of the Board              of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Floating Rate Trust | Annual Report | 11/30/19

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Trust        Length of Service         Principal Occupation                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at     Managing Director, Chief Compliance       None
Chief Compliance Officer   the discretion            Officer of Amundi Pioneer Asset
                           of the Board              Management; Amundi Pioneer
                                                     Institutional Asset Management, Inc.;
                                                     and the Pioneer Funds since September
                                                     2018; and Chief Compliance Officer of
                                                     Amundi Pioneer Distributor, Inc. since
                                                     January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at     Vice President - Amundi Pioneer Asset     None
Anti-Money                 the discretion            Management; and Anti-Money Laundering
Laundering Officer         of the Board              Officer of all the Pioneer Funds
                                                     since 2006
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/19 75

                    This page was intentionally left blank.



76 Pioneer Floating Rate Trust | Annual Report | 11/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                  1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                  Write to

General inquiries, lost dividend checks,             American Stock
change of address, lost stock certificates,          Transfer & Trust
stock transfer                                       Operations Center
                                                     6201 15th Ave.
                                                     Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                    American Stock
                                                     Transfer & Trust
                                                     Wall Street Station
                                                     P.O. Box 922
                                                     New York, NY 10269-0560

Website                                              www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2020 Amundi Pioneer Asset Management 19447-13-0120



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $55,000 payable to Ernst & Young LLP for the year ended
November 30, 2019 and $55,000
for the year ended November 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
November 30, 2019 and $10,115
for the year ended November 30, 2019.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
November 30, 2019 and $10,115 for the year ended November 30, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

 Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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   Interest." The Compliance Department will provide a "Conflicts of Interest
   Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

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   voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

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   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

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   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

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       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

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     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

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     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

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     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

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     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

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     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

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     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

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     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2019. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $7,145,418                      N/A             N/A
                     Other Pooled Investment Vehicles           1    $  371,473                      N/A             N/A
                     Other Accounts                             1    $  359,305                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000






ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).


During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2020


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2020


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 31, 2020

* Print the name and title of each signing officer under his or her signature.